UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06352

Voya Series Fund, Inc.

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: May 31

Date of reporting period: May 31, 2018

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
May 31, 2018
Classes A, C, I, O, R, R6 and W
Domestic Equity and Growth Funds
■
Voya Corporate Leaders® 100 Fund

■
Voya Small Company Fund

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This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

“Gaming” a Trade War
Dear Shareholder,
As noted many times in our letters, opportunities can arise almost anywhere in a connected global economy; the other side of the coin is that risks can arise anywhere too. As of this writing in late June, investors are pondering ways to avoid the risks of a global trade war as tensions around tariffs escalate in China, Europe and the United States.
The prospects of a full-blown trade war remain uncertain, which favors simplistic approaches to limiting risk, e.g., avoid exposure to China or Korea, favor U.S. small capitalization stocks over large caps (small caps are thought to have less exposure to retaliation) and buy U.S.-dollar denominated bonds. With prolonged trade barriers, however, the analysis will have to go deeper into the details; investors will have to consider the downstream effects on corporate supply chains and related segments of the economy. We believe it is possible, for example, that certain companies with both domestic and overseas manufacturing operations could sustain double hits from tariffs imposed by the U.S. and other countries.
While these concerns may be salient for professional traders, for the rest of us they underscore the hazards of trying to time market entries and exits. Risks and rewards will ebb and flow across the global economy, but we believe it is unwise to try getting ahead of events. We cannot know when or where opportunity or risk will arise, and attempting to predict such developments is not an effective investment strategy, in our opinion.
A sound reason to change strategy might be if your investment goals or life situation change. If your goals or needs have changed, thoroughly discuss these issues with your financial advisor before undertaking any alteration of your investment strategy.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
June 22, 2018
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective: Year Ended May 31, 2018

In our semi-annual report we described how a “buy-the-dip” mentality prevailed among investors in risk assets, in which any disappointment or setback was soon forgiven. Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, rose every month and returned 8.28% for the half-year. The narrative of improving global growth and corporate earnings, with monetary conditions still historically easy, seemed intact. (The Index returned 11.57% for the year ended May 31, 2018, measured in U.S. dollars.)
But in February the spell was broken, and after 15 consecutive gains, the Index suffered its first monthly loss. Another loss followed in March, and for the whole fiscal year the Index was little improved on the half, gaining 10.52%.
By the middle of the fiscal year, growth in gross domestic product (“GDP”) had been reported at 3.16% annualized for the third quarter. Tax reform progressed fitfully from outline in October until the final product was signed into law on December 22. For investors the key feature of tax reform was the reduction in the corporate tax rate to 21%, which many believed would be used to increase share buy-backs and dividends.
Nine days earlier the Federal Open Market Committee (“FOMC”) had raised the federal funds rate by 25bp (0.25%) from 1.25% to 1.50%, with three more increases projected for 2018. As 2017 ended, new unemployment claims were near a 44-year low and the unemployment rate was stable at 4.1%. Some commentators wondered whether a tax cut stimulus costing $1 trillion to an already strong economy near full employment, would require more than three increases, and how would markets react when this became evident.
In Europe, evidence of the euro zone’s economic recovery continued to accumulate in the first weeks of 2018, with GDP growth at 2.8% year-over-year and unemployment edging down to 8.6%, the lowest since December 2008. Purchasing managers’ indices, closely watched leading indicators of economic activity, reached multi-year highs early in 2018. But as the months wore on, these were starting to fade and the May readings were the lowest of the year. The UK’s economy was still beset by uncertainty over Brexit. Its purchasing managers’ indices were worse than the euro zone’s and first quarter GDP was just 1.2% above the level one year earlier.
In Asia, China’s GDP growth was steady at 6.8% year-over-year in the last two quarters. In Japan, GDP grew for eight consecutive quarters, but by the fourth quarter of 2017 it was a scant 0.6% annualized and in the next quarter it fell by the same amount, with wage and price inflation still stubbornly low.
Back in the U.S., economic reports had a moderate tone early in 2018. Mixed purchasing managers’ indices were accompanied by a mildly disappointing employment report. GDP growth was initially recorded at 2.6% annualized in the fourth quarter of 2017.
Then in late January, Bloomberg reported that the Treasury would boost bond sales to cover a mounting budget deficit, now projected to reach $1.1 trillion by 2019. FOMC minutes were seen as hawkish and on March 21 the FOMC raised rates from 1.50% to 1.75%. Days later, GDP growth was revised up to 2.9%. Unemployment in April broke below 4%. In May, Treasury yields neared seven-year highs, with wage and price inflation accelerating.
But by then investors had more to worry about than rising U.S. interest rates. On March 1, the White House announced tariffs of 25% on imported steel and 10% on aluminum, followed three weeks later by specific tariffs on Chinese imports. While the measures looked like bargaining chips, threats of retaliation were swift and the risks of a trade war to global growth, which had underpinned much of the rise in equity prices in recent years, were abundantly clear. After a reprieve, on the last day of our fiscal year it was announced that the tariffs would take effect immediately.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index fell 0.37% in the fiscal year. The Bloomberg Barclays U.S. Treasury Bond Index fell 0.83%, as the yield curve rose. Indices of riskier classes performed better than Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index edged up 0.06%, the Bloomberg Barclays High-Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) added 2.35%.
U.S. equities, represented by the S&P 500® Index including dividends, rose 14.38% in the year. The earnings per share of its constituent companies were set to record growth in the first quarter of 2018 of 24.6% year-over-year, the most since the third quarter of 2010. Technology was the top performing sector, up 28.20%; consumer staples incurred the biggest loss, down 10.14%.
Currencies reflected a weaker dollar during the period over all. The dollar fell 3.83% against the euro, 3.22% against the pound and 1.72% against the yen. However, from about April, dollar strength returned as the economic data for most of the rest of the world faded.
International markets were all unnerved by February’s general upsurge in volatility and by the risk of a trade war referred to above. In addition, the fiscal boost in the U.S. probably improved that market’s relative attractiveness. MSCI Japan® Index advanced 12.56% over the year, down about 2% in the second half, with sentiment also depressed by indications from the Bank of Japan that the end of monetary stimulus in its sights. MSCI Europe ex UK® Index rose just 0.86%. The strength of the euro worried investors as did the cooling of leading economic indicators. MSCI UK® Index gained 5.68%, driven by its big global energy and materials constituents as commodity prices recovered.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
S&P 100 Index	The S&P 100 Index, a sub-set of the S&P 500®, measures the performance of large cap companies in the United States. The Index comprises 100 major, blue chip companies across multiple industry groups.
S&P 500® Index*	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

*
The S&P 500® Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Voya Financial. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Voya Financial Product(s) is/are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.

Voya Corporate Leaders® 100 Fund	Portfolio Managers’ Report

Sector Diversification as of May 31, 2018 (as a percentage of net assets)

Health Care	15.5%
Consumer Discretionary	15.0%
Information Technology	14.6%
Financials	14.4%
Industrials	12.8%
Consumer Staples	9.9%
Energy	7.7%
Utilities	3.9%
Materials	2.0%
Telecommunication Services	1.8%
Real Estate	1.0%
Assets in Excess of Other Liabilities*	1.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Corporate Leaders® 100 Fund (the “Fund”) seeks to outperform the S&P 500® Index. Under normal market conditions, the Fund invests primarily in equity securities of issuers listed on the S&P 100 Index. The Fund is managed by Vincent Costa, CFA, Steve Wetter and Kai Yee Wong, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of 11.08% compared to the S&P 500® Index, which returned 14.38% for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed its benchmark, the S&P 500® Index. On the sector level, portfolio holdings within the consumer staples and information technology sectors had the largest negative impact on relative performance. Key detractors from performance were underweight positions in Microsoft Corporation, and Amazon.com, Inc. and an overweight position in Kraft Heinz Company. By contrast, holdings in the industrials and real estate sectors added the most value to returns. Key contributors to performance were overweight positions in Occidental Petroleum Corporation, PayPal Holdings Inc. and ConocoPhillips.
As of the end of the reporting period, the Fund’s largest sector underweights were within the information technology and real estate sectors; its largest overweights were within the consumer staples and industrial sectors. Sector exposures are purely a function of the strategy’s quantitative investment discipline, however, and are not actively managed.
Current Strategy and Outlook: The Fund’s investment strategy follows a strict quantitative approach. It starts by holding equal-weighted positions in the stocks of the S&P 100 Index at the beginning of each calendar quarter (implying that each
Top Ten Holdings as of May 31, 2018* (as a percentage of net assets)

Occidental Petroleum Corp.	1.3%
Facebook, Inc.	1.2%
General Motors Co.	1.2%
ConocoPhillips	1.1%
Amazon.com, Inc.	1.1%
United Parcel Service, Inc. - Class B	1.1%
Kinder Morgan, Inc.	1.1%
Apple, Inc.	1.1%
Visa, Inc. - Class A	1.1%
Mastercard, Inc. - Class A	1.1%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
holding represents approximately 1% of the portfolio). On a quarterly basis, if the value of a security rises by more than 50%, the position size immediately is reduced to 1%, and if the value of a security falls more than 30%, the position is eliminated. The portfolio is rebalanced quarterly in order to realign the strategy’s holdings to its initial 1% weightings.
We believe persistent concerns about trade protectionism and softer economic momentum seem likely to make volatility a long-term feature of the financial markets. Equities have benefited from strong quarterly earnings, though late-cycle fears have muted investor reactions, in our view. While it is still possible that profit margins will stabilize in the United States, we think there is more room for improvement in Europe and Japan. We believe we are still in a global environment characterized by synchronous growth in all regions, supported by consumers, corporations and governments, and that the likelihood of a recession over the next 12 months is low.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Corporate Leaders® 100 Fund

Average Annual Total Returns for the Periods Ended May 31, 2018
	1 Year	5 Year	Since Inception of Classes A, C, I, and W June 30, 2008	Since Inception of Classes O and R March 23, 2012	Since Inception of Class R6 October 1, 2014
Including Sales Charge:
Class A(1)	4.68%	9.63%	9.17%	—	—
Class C(2)	9.47%	10.33%	9.18%	—	—
Class I	11.43%	11.29%	10.11%	—	—
Class O	11.02%	10.89%	—	12.21%	—
Class R	10.76%	10.63%	—	11.96%	—
Class R6(3)	11.44%	11.29%	—	—	10.11%
Class W	11.35%	11.19%	10.09%	—	—
Excluding Sales Charge:
Class A	11.08%	10.93%	9.82%	—	—
Class C	10.47%	10.33%	9.18%	—	—
Class I	11.43%	11.29%	10.11%	—	—
Class O	11.02%	10.89%	—	12.21%	—
Class R	10.76%	10.63%	—	11.96%	—
Class R6(3)	11.44%	11.29%	—	—	10.11%
Class W	11.35%	11.19%	10.09%	—	—
S&P 500® Index	14.38%	12.98%	10.19%	13.64%	10.19%
Based on a $10,000 investment, the graph and table above illustrate the total return of Voya Corporate Leaders® 100 Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya Small Company Fund	Portfolio Managers’ Report

Sector Diversification as of May 31, 2018 (as a percentage of net assets)

Financials	20.8%
Information Technology	16.8%
Industrials	15.6%
Health Care	12.9%
Consumer Discretionary	11.7%
Real Estate	5.1%
Materials	4.3%
Energy	4.0%
Utilities	2.9%
Exchange-Traded Funds	1.8%
Consumer Staples	1.6%
Telecommunication Services	0.7%
Assets in Excess of Other Liabilities*	1.8%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Small Company Fund (the “Fund”) seeks growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations. The Fund is managed by Joseph Basset, CFA, and James Hasso, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of 12.08% compared to the Russell 2000® Index (the “Index” or “Russell 2000®”), which returned 20.76% for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed the Index primarily due to stock selection. Stock selection within and an underweight allocation to the pharmaceutical and biotechnology sector detracted the greatest value. Stock selection within the consumer services sector was also a headwind during the period. Conversely, stock selection within the banks and industrial materials sector contributed the most to performance.
Key detractors for the period were ABM Industries Incorporated, Dave & Buster’s Entertainment, Inc. and Camping World Holdings, Inc.
An overweight position in ABM Industries Incorporated (“ABM”), a company that provides facility services for commercial, industrial and institutional buildings, detracted value during the period. Shares declined following a series of disappointing earnings misses and lowered guidance throughout the year largely driven by a deceleration in margins and organic growth. However, we believe once ABM laps these short-term headwinds that it is well-positioned for margin improvement and growth.
An overweight position in Dave & Buster’s Entertainment, Inc. was a headwind during the period. In addition to the Hurricane Harvey impact, shares were under pressure following mixed second quarter results. This included a same-store sales miss — sales growth attributed to new store openings that reference sales made by the same set stores in a particular time period — as the company’s food sales fell victim to a weak casual dining environment.
An overweight position in Camping World Holdings, Inc. (“CWH”) was a headwind during the period. Shares declined due to investor concerns regarding CWH’s delay in filing its 10-K. The stock was put under further pressure following a modest first quarter 2018 earnings miss. This heightened investor concerns that same-store sales and the RV industry are witnessing a decline.
Top Ten Holdings as of May 31, 2018* (as a percentage of net assets)

iShares Russell 2000 ETF	1.8%
j2 Global, Inc.	1.3%
Chemical Financial Corp.	1.1%
CACI International, Inc.	1.1%
Childrens Place, Inc./The	1.1%
ACI Worldwide, Inc.	1.1%
Great Western Bancorp, Inc.	1.1%
Red Rock Resorts, Inc.	1.0%
Houlihan Lokey, Inc.	1.0%
Independent Bank Group, Inc.	1.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Key contributors to performance were Everbridge, Inc., Carpenter Technology Corporation and KapStonePaper and Packaging Corporation.
An overweight position in cloud software company, Everbridge, Inc. (“EVBG”), generated strong results during the period. Shares advanced throughout the year following a series of exceeding earnings expectations and raises in guidance. This was largely driven by strong billings growth through new large business deals. Further, given EVBG’s multi-product diversification and new product development, investors gained confidence in its long-term growth prospects.
An overweight position in metal fabrication company, Carpenter Technology Corporation, contributed positively to performance during the period. Shares advanced following a reaffirming earnings update which indicated a stronger mix and volumes as well as improving demand and execution.
An overweight position in paper container and packaging products company, KapStone Paper and Packaging Corporation (“KS”), contributed to performance during the period. KS shares soared following the announcement that it would be acquired by WestRock Co. for $4.9 billion ($35/per share).
Current Strategy and Outlook: We believe persistent concerns about trade protectionism and softer economic momentum seem likely to make volatility a long-term feature of the financial markets. Equities have benefited from strong quarterly earnings, though late-cycle fears have muted investor reactions, in our opinion. While it is still possible that profit margins will stabilize in the United States, we think there is more room for improvement in Europe and Japan. We believe we are still in a global environment characterized by synchronous growth in all regions, supported by consumers, corporations and governments, and that the likelihood of a recession over the next 12 months is low.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Small Company Fund

Average Annual Total Returns for the Periods Ended May 31, 2018
	1 Year	5 Year	10 Year	Since Inception of Class O June 4, 2008
Including Sales Charge:
Class A(1)	5.62%	10.24%	8.27%	—
Class C(2)	10.28%	10.72%	8.11%	—
Class I	12.44%	11.90%	9.27%	—
Class O	12.08%	11.55%	—	9.00%
Class R(3)	11.83%	11.30%	8.72%	—
Class R6(4)	12.51%	11.99%	9.31%	—
Class W(5)	12.32%	11.83%	9.16%	—
Excluding Sales Charge:
Class A	12.08%	11.55%	8.91%	—
Class C	11.22%	10.72%	8.11%	—
Class I	12.44%	11.90%	9.27%	—
Class O	12.08%	11.55%	—	9.00%
Class R(3)	11.83%	11.30%	8.72%	—
Class R6(4)	12.51%	11.99%	9.31%	—
Class W(5)	12.32%	11.83%	9.16%	—
Russell 2000®	20.76%	12.18%	9.64%	9.72%
Based on a $10,000 investment, the graph and table above illustrate the total return of Voya Small Company Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R incepted on October 4, 2016. The Class R shares performance shown for the period prior to their inception date is the performance of Class A shares with adjustment for any differences in the expenses between the two classes.

(4)
Class R6 incepted on May 31, 2013. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

(5)
Class W incepted on June 12, 2009. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from December 1, 2017 to May 31, 2018. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2018*	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2018*
Voya Corporate Leaders® 100 Fund
Class A	$1,000.00	$1,005.40	0.81%	$4.05	$1,000.00	$1,020.89	0.81%	$4.08
Class C	1,000.00	1,002.40	1.35	6.74	1,000.00	1,018.20	1.35	6.79
Class I	1,000.00	1,006.70	0.49	2.45	1,000.00	1,022.49	0.49	2.47
Class O	1,000.00	1,005.10	0.85	4.25	1,000.00	1,020.69	0.85	4.28
Class R	1,000.00	1,003.60	1.10	5.49	1,000.00	1,019.45	1.10	5.54
Class R6	1,000.00	1,006.80	0.48	2.40	1,000.00	1,022.54	0.48	2.42
Class W	1,000.00	1,006.50	0.56	2.80	1,000.00	1,022.14	0.56	2.82
Voya Small Company Fund
Class A	$1,000.00	$1,025.00	1.35%	$6.82	$1,000.00	$1,018.20	1.35%	$6.79
Class C	1,000.00	1,021.70	2.10	10.58	1,000.00	1,014.46	2.10	10.55
Class I	1,000.00	1,026.60	1.04	5.25	1,000.00	1,019.75	1.04	5.24
Class O	1,000.00	1,024.90	1.35	6.82	1,000.00	1,018.20	1.35	6.79
Class R	1,000.00	1,024.30	1.60	8.08	1,000.00	1,016.95	1.60	8.05
Class R6	1,000.00	1,027.30	0.95	4.80	1,000.00	1,020.19	0.95	4.78
Class W	1,000.00	1,026.30	1.10	5.56	1,000.00	1,019.45	1.10	5.54

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Voya Series Fund, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Corporate Leaders® 100 Fund and Voya Small Company Fund (the “Funds”), each a series of Voya Series Fund, Inc., including the summary portfolios of investments, as of May 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 1975.
Boston, Massachusetts
July 25, 2018

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2018

	Voya Corporate Leaders® 100 Fund	Voya Small Company Fund
ASSETS:
Investments in securities at fair value+*	$988,686,592	$793,333,385
Short-term investments at fair value**	13,162,928	51,447,020
Cash collateral for futures	468,464	—
Receivables:
Investment securities sold	—	5,603,826
Fund shares sold	353,378	957,924
Dividends	2,682,623	702,513
Prepaid expenses	86,146	73,857
Reimbursement due from manager	71,857	48,235
Other assets	41,312	20,487
Total assets	1,005,553,300	852,187,247
LIABILITIES:
Payable for investment securities purchased	—	12,844,673
Payable for fund shares redeemed	1,343,834	9,134,643
Payable upon receipt of securities loaned	—	21,263,572
Payable for investment management fees	405,607	603,255
Payable for distribution and shareholder service fees	176,057	24,580
Payable for directors fees	5,245	3,814
Payable to directors under the deferred compensation plan (Note 6)	41,312	20,487
Other accrued expenses and liabilities	413,059	604,565
Total liabilities	2,385,114	44,499,589
NET ASSETS	$1,003,168,186	$807,687,658
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$638,413,702	$696,430,058
Undistributed (distributions in excess of) net investment income or accumulated net investment loss	7,015,776	(36,204)
Accumulated net realized gain	22,859,068	41,344,827
Net unrealized appreciation	334,879,640	69,948,977
NET ASSETS	$1,003,168,186	$807,687,658
+ Including securities loaned at value	$—	$20,711,799
* Cost of investments in securities	$653,718,276	$723,384,408
** Cost of short-term investments	$13,162,928	$51,447,020
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2018 (continued)

	Voya Corporate Leaders® 100 Fund	Voya Small Company Fund
Class A
Net assets	$280,384,890	$64,724,227
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	12,923,438	4,432,165
Net asset value and redemption price per share†	$21.70	$14.60
Maximum offering price per share (5.75%)(1)	$23.02	$15.49
Class C
Net assets	$110,324,562	$11,809,059
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	5,121,574	1,026,631
Net asset value and redemption price per share†	$21.54	$11.50
Class I
Net assets	$333,230,489	$618,288,518
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	15,350,163	35,437,763
Net asset value and redemption price per share	$21.71	$17.45
Class O
Net assets	$94,055,758	$2,192,098
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	4,340,968	150,338
Net asset value and redemption price per share	$21.67	$14.58
Class R
Net assets	$59,800,297	$7,088
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	2,775,379	489
Net asset value and redemption price per share	$21.55	$14.51
Class R6
Net assets	$24,585,581	$106,249,462
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	1,132,248	6,081,428
Net asset value and redemption price per share	$21.71	$17.47
Class W
Net assets	$100,786,609	$4,417,206
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	4,637,751	253,968
Net asset value and redemption price per share	$21.73	$17.39

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended May 31, 2018

	Voya Corporate Leaders® 100 Fund	Voya Small Company Fund
INVESTMENT INCOME:
Dividends	$23,825,301	$9,190,766
Interest	2,970	134
Securities lending income, net	—	565,377
Total investment income	23,828,271	9,756,277
EXPENSES:
Investment management fees	4,945,872	6,916,953
Distribution and shareholder service fees:
Class A	753,989	168,406
Class C	1,124,940	119,957
Class O	235,780	5,810
Class R	309,564	18
Transfer agent fees:
Class A	354,589	112,897
Class C	132,223	20,104
Class I	122,603	1,087,297
Class O	110,821	3,896
Class R	72,779	7
Class R6	568	1,154
Class W	120,687	8,573
Shareholder reporting expense	84,552	78,475
Registration fees	100,526	128,914
Professional fees	88,383	64,150
Custody and accounting expense	120,383	111,910
Directors fees	41,960	30,505
License fee	86,620	—
Miscellaneous expense	56,346	41,818
Interest expense	4,389	314
Total expenses	8,867,574	8,901,158
Waived and reimbursed fees	(992,252)	(705,367)
Net expenses	7,875,322	8,195,791
Net investment income	15,952,949	1,560,486
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	46,318,829	78,182,044
Futures	828,156	—
Net realized gain	47,146,985	78,182,044
Net change in unrealized appreciation (depreciation) on:
Investments	49,205,627	6,997,390
Futures	(122,008)	—
Net change in unrealized appreciation (depreciation)	49,083,619	6,997,390
Net realized and unrealized gain	96,230,604	85,179,434
Increase in net assets resulting from operations	$112,183,553	$86,739,920
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Corporate Leaders® 100 Fund		Voya Small Company Fund
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017
FROM OPERATIONS:
Net investment income	$15,952,949	$15,257,352	$1,560,486	$895,061
Net realized gain	47,146,985	61,544,304	78,182,044	78,620,067
Net change in unrealized appreciation (depreciation)	49,083,619	53,926,483	6,997,390	16,670,823
Increase in net assets resulting from operations	112,183,553	130,728,139	86,739,920	96,185,951
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(4,519,753)	(4,575,877)	(10,318)	—
Class B(1)	—	(7,520)	—	—
Class C	(1,087,864)	(1,069,993)	—	—
Class I	(6,391,822)	(5,163,040)	(1,398,584)	(922,026)
Class O	(1,393,440)	(1,244,756)	—	—
Class R	(768,671)	(721,925)	—	(6)
Class R6	(470,694)	(324,563)	(367,520)	(194,572)
Class W	(1,787,162)	(968,897)	(12,115)	(1,828)
Net realized gains:
Class A	(4,395,166)	—	(8,646,160)	(4,384,158)
Class B(1)	—	—	—	(7,259)
Class C	(1,647,100)	—	(1,878,414)	(810,237)
Class I	(5,115,713)	—	(61,284,777)	(27,956,970)
Class O	(1,378,247)	—	(298,627)	(160,473)
Class R	(911,326)	—	(454)	(228)
Class R6	(374,738)	—	(12,319,878)	(4,455,868)
Class W	(1,484,632)	—	(598,710)	(71,629)
Total distributions	(31,726,328)	(14,076,571)	(86,815,557)	(38,965,254)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	123,966,494	273,679,447	230,183,762	275,301,549
Reinvestment of distributions	25,900,391	11,138,159	85,557,166	38,457,393
	149,866,885	284,817,606	315,740,928	313,758,942
Cost of shares redeemed	(259,533,213)	(260,066,895)	(193,065,254)	(185,749,070)
Net increase (decrease) in net assets resulting from capital share transactions	(109,666,328)	24,750,711	122,675,674	128,009,872
Net increase (decrease) in net assets	(29,209,103)	141,402,279	122,600,037	185,230,569
NET ASSETS:
Beginning of year or period	1,032,377,289	890,975,010	685,087,621	499,857,052
End of year or period	$1,003,168,186	$1,032,377,289	$807,687,658	$685,087,621
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$7,015,776	$7,482,047	$(36,204)	$114,011

(1)
Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Corporate Leaders® 100 Fund
Class A
05-31-18	20.11	0.31•	1.93	2.24	0.33	0.32	—	0.65	—	21.70	11.08	0.90	0.81	0.81	1.46	280,385	14
05-31-17	17.75	0.30•	2.35	2.65	0.29	—	—	0.29	—	20.11	15.00	0.91	0.81	0.81	1.57	298,606	19
05-31-16	18.11	0.28	(0.38)	(0.10)	0.26	—	—	0.26	—	17.75	(0.50)	0.93	0.81	0.81	1.60	298,764	33
05-31-15	16.65	0.24•	1.39	1.63	0.17	—	—	0.17	—	18.11	9.80	0.93	0.83	0.83	1.37	314,471	28
05-31-14	13.99	0.19	2.64	2.83	0.17	—	—	0.17	—	16.65	20.37	0.97	0.90	0.90	1.28	248,851	14
Class C
05-31-18	19.97	0.20•	1.90	2.10	0.21	0.32	—	0.53	—	21.54	10.47	1.65	1.35	1.35	0.93	110,325	14
05-31-17	17.63	0.19•	2.33	2.52	0.18	—	—	0.18	—	19.97	14.37	1.66	1.37	1.37	1.02	109,432	19
05-31-16	18.02	0.18•	(0.39)	(0.21)	0.18	—	—	0.18	—	17.63	(1.15)	1.68	1.37	1.37	1.05	107,782	33
05-31-15	16.60	0.15•	1.39	1.54	0.12	—	—	0.12	—	18.02	9.31	1.68	1.37	1.37	0.87	106,971	28
05-31-14	13.97	0.12•	2.63	2.75	0.12	—	—	0.12	—	16.60	19.78	1.72	1.40	1.40	0.79	51,134	14
Class I
05-31-18	20.12	0.38•	1.93	2.31	0.40	0.32	—	0.72	—	21.71	11.43	0.56	0.49	0.49	1.78	333,230	14
05-31-17	17.76	0.37	2.34	2.71	0.35	—	—	0.35	—	20.12	15.35	0.57	0.49	0.49	1.92	352,048	19
05-31-16	18.12	0.34	(0.38)	(0.04)	0.32	—	—	0.32	—	17.76	(0.18)	0.59	0.49	0.49	1.92	288,623	33
05-31-15	16.65	0.30•	1.39	1.69	0.22	—	—	0.22	—	18.12	10.20	0.56	0.50	0.50	1.72	292,927	28
05-31-14	13.99	0.24•	2.64	2.88	0.22	—	—	0.22	—	16.65	20.75	0.58	0.58	0.58	1.60	152,651	14
Class O
05-31-18	20.09	0.31	1.91	2.22	0.32	0.32	—	0.64	—	21.67	11.02	0.90	0.85	0.85	1.43	94,056	14
05-31-17	17.73	0.30	2.34	2.64	0.28	—	—	0.28	—	20.09	14.95	0.91	0.87	0.87	1.52	88,890	19
05-31-16	18.10	0.27	(0.39)	(0.12)	0.25	—	—	0.25	—	17.73	(0.62)	0.93	0.87	0.87	1.54	82,753	33
05-31-15	16.63	0.24	1.39	1.63	0.16	—	—	0.16	—	18.10	9.83	0.93	0.87	0.87	1.32	87,028	28
05-31-14	13.97	0.20	2.63	2.83	0.17	—	—	0.17	—	16.63	20.39	0.97	0.90	0.90	1.28	82,276	14
Class R
05-31-18	19.98	0.25•	1.91	2.16	0.27	0.32	—	0.59	—	21.55	10.76	1.15	1.10	1.10	1.18	59,800	14
05-31-17	17.65	0.23	2.34	2.57	0.24	—	—	0.24	—	19.98	14.64	1.16	1.12	1.12	1.28	59,970	19
05-31-16	18.03	0.22•	(0.39)	(0.17)	0.21	—	—	0.21	—	17.65	(0.88)	1.18	1.12	1.12	1.30	49,674	33
05-31-15	16.58	0.19•	1.39	1.58	0.13	—	—	0.13	—	18.03	9.57	1.18	1.12	1.12	1.09	45,882	28
05-31-14	13.94	0.16•	2.64	2.80	0.16	—	—	0.16	—	16.58	20.17	1.22	1.15	1.15	1.04	31,958	14
Class R6
05-31-18	20.12	0.38•	1.93	2.31	0.40	0.32	—	0.72	—	21.71	11.44	0.53	0.48	0.48	1.79	24,586	14
05-31-17	17.76	0.37•	2.34	2.71	0.35	—	—	0.35	—	20.12	15.36	0.52	0.48	0.48	1.93	23,040	19
05-31-16	18.13	0.34•	(0.39)	(0.05)	0.32	—	—	0.32	—	17.76	(0.23)	0.54	0.48	0.48	1.97	13,724	33
10-01-14(4) - 05-31-15	17.02	0.33•	1.00	1.33	0.22	—	—	0.22	—	18.13	7.85	0.66	0.48	0.48	1.86	4,696	28
Class W
05-31-18	20.14	0.37•	1.92	2.29	0.38	0.32	—	0.70	—	21.73	11.35	0.65	0.56	0.56	1.71	100,787	14
05-31-17	17.78	0.36•	2.34	2.70	0.34	—	—	0.34	—	20.14	15.27	0.66	0.56	0.56	1.88	100,390	19
05-31-16	18.13	0.32•	(0.37)	(0.05)	0.30	—	—	0.30	—	17.78	(0.23)	0.68	0.56	0.56	1.83	48,507	33
05-31-15	16.67	0.31•	1.36	1.67	0.21	—	—	0.21	—	18.13	10.09	0.68	0.58	0.58	1.74	66,109	28
05-31-14	14.02	0.24•	2.63	2.87	0.22	—	—	0.22	—	16.67	20.58	0.72	0.65	0.65	1.53	7,561	14
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Small Company Fund
Class A
05-31-18	14.88	(0.01)	1.74	1.73	0.00*	2.01	—	2.01	—	14.60	12.08	1.38	1.35	1.35	(0.07)	64,724	79
05-31-17	13.51	(0.02)	2.48	2.46	—	1.09	—	1.09	—	14.88	18.25	1.42	1.35	1.35	(0.12)	64,899	69
05-31-16	16.15	0.00*	(0.11)	(0.11)	—	2.53	—	2.53	—	13.51	0.17	1.45	1.35	1.35	0.01	56,493	58
05-31-15	16.01	(0.04)	1.72	1.68	—	1.54	—	1.54	—	16.15	11.10	1.35	1.34	1.34	(0.24)	48,797	34
05-31-14	15.08	(0.01)	2.55	2.54	—	1.61	—	1.61	—	16.01	17.12	1.35	1.35	1.35	(0.05)	51,543	34
Class C
05-31-18	12.20	(0.10)	1.41	1.31	—	2.01	—	2.01	—	11.50	11.22	2.13	2.10	2.10	(0.82)	11,809	79
05-31-17	11.32	(0.09)	2.06	1.97	—	1.09	—	1.09	—	12.20	17.42	2.17	2.10	2.10	(0.87)	11,495	69
05-31-16	14.06	(0.09)•	(0.12)	(0.21)	—	2.53	—	2.53	—	11.32	(0.58)	2.20	2.10	2.10	(0.75)	7,439	58
05-31-15	14.23	(0.13)	1.50	1.37	—	1.54	—	1.54	—	14.06	10.27	2.10	2.09	2.09	(0.99)	6,658	34
05-31-14	13.66	(0.11)	2.29	2.18	—	1.61	—	1.61	—	14.23	16.23	2.10	2.10	2.10	(0.80)	6,452	34
Class I
05-31-18	17.41	0.04	2.06	2.10	0.05	2.01	—	2.06	—	17.45	12.44	1.16	1.04	1.04	0.24	618,289	79
05-31-17	15.63	0.03	2.88	2.91	0.04	1.09	—	1.13	—	17.41	18.64	1.17	1.04	1.04	0.20	510,989	69
05-31-16	18.25	0.05	(0.11)	(0.06)	0.03	2.53	—	2.56	—	15.63	0.46	1.16	1.04	1.04	0.30	407,492	58
05-31-15	17.91	0.01	1.94	1.95	0.07	1.54	—	1.61	—	18.25	11.50	1.12	1.04	1.04	0.06	463,005	34
05-31-14	16.66	0.04	2.82	2.86	—	1.61	—	1.61	—	17.91	17.43	1.14	1.04	1.04	0.26	475,469	34
Class O
05-31-18	14.86	(0.01)	1.74	1.73	—	2.01	—	2.01	—	14.58	12.08	1.38	1.35	1.35	(0.07)	2,192	79
05-31-17	13.49	(0.02)	2.48	2.46	—	1.09	—	1.09	—	14.86	18.27	1.42	1.35	1.35	(0.12)	2,332	69
05-31-16	16.13	0.00*	(0.11)	(0.11)	—	2.53	—	2.53	—	13.49	0.17	1.45	1.35	1.35	(0.00)*	2,116	58
05-31-15	15.99	(0.04)	1.72	1.68	0.00*	1.54	—	1.54	—	16.13	11.12	1.35	1.34	1.34	(0.24)	2,303	34
05-31-14	15.07	(0.01)	2.54	2.53	—	1.61	—	1.61	—	15.99	17.07	1.35	1.35	1.35	(0.05)	2,308	34
Class R
05-31-18	14.83	(0.05)•	1.74	1.69	—	2.01	—	2.01	—	14.51	11.83	1.63	1.60	1.60	(0.32)	7	79
10-04-16(4) - 05-31-17	14.23	(0.04)•	1.76	1.72	0.03	1.09	—	1.12	—	14.83	12.11	1.67	1.60	1.60	(0.41)	3	69
Class R6
05-31-18	17.43	0.06	2.05	2.11	0.06	2.01	—	2.07	—	17.47	12.51	0.97	0.95	0.95	0.33	106,249	79
05-31-17	15.64	0.05•	2.88	2.93	0.05	1.09	—	1.14	—	17.43	18.77	0.98	0.96	0.96	0.27	90,758	69
05-31-16	18.26	0.07	(0.12)	(0.05)	0.04	2.53	—	2.57	—	15.64	0.54	0.99	0.97	0.97	0.36	25,186	58
05-31-15	17.93	0.03	1.93	1.96	0.09	1.54	—	1.63	—	18.26	11.53	0.97	0.96	0.96	0.13	28,149	34
05-31-14	16.66	0.05	2.83	2.88	—	1.61	—	1.61	—	17.93	17.56	0.99	0.99	0.99	0.33	14,579	34
Class W
05-31-18	17.37	0.03	2.04	2.07	0.04	2.01	—	2.05	—	17.39	12.32	1.13	1.10	1.10	0.19	4,417	79
05-31-17	15.59	0.02	2.88	2.90	0.03	1.09	—	1.12	—	17.37	18.63	1.17	1.10	1.10	0.17	4,612	69
05-31-16	18.21	0.04	(0.11)	(0.07)	0.02	2.53	—	2.55	—	15.59	0.39	1.20	1.10	1.10	0.23	1,010	58
05-31-15	17.88	0.00*	1.93	1.93	0.06	1.54	—	1.60	—	18.21	11.40	1.10	1.09	1.09	0.01	1,425	34
05-31-14	16.64	0.03	2.82	2.85	—	1.61	—	1.61	—	17.88	17.39	1.10	1.10	1.10	0.17	991	34
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by an Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of May 31, 2018

NOTE 1 — ORGANIZATION
Voya Series Fund, Inc. (the “Company”) is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are six separate active investment series which comprise the Company. The two series (each, a “Fund” and collectively, the “Funds”) included in this report are: Voya Corporate Leaders® 100 Fund (“Corporate Leaders® 100”) and Voya Small Company Fund (“Small Company”), each a diversified series of the Company.
Each Fund offers the following classes of shares: Class A, Class C, Class I, Class O, Class R, Class R6, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Directors (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent

NOTES TO FINANCIAL STATEMENTS as of May 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund’s investments under these levels of classification is included following the Portfolios of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3

NOTES TO FINANCIAL STATEMENTS as of May 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

category during the period. The beginning of period timing recognition is used for the transfers between levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the

NOTES TO FINANCIAL STATEMENTS as of May 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Fund to new kinds of costs and risks.
E. Foreign Currency Transactions and Futures Contracts. For the purposes of hedging only, each Fund

NOTES TO FINANCIAL STATEMENTS as of May 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Funds may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Funds’ assets are valued.
Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Funds’ Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Funds’ Statements of Operations. Realized gains (losses) are reported in the Funds’ Statements of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended May 31, 2018, Corporate Leaders® 100 purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Funds are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Funds’ securities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended May 31, 2018, Corporate Leaders® 100 had an average notional value on futures contracts purchased of  $8,286,357. Please refer to the table following the Portfolio of Investments for open futures contracts for Corporate Leaders® 100 at May 31, 2018.
F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. The Funds declare and pay dividends annually. Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.
H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial

NOTES TO FINANCIAL STATEMENTS as of May 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
J. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
K. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended May 31, 2018, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
	Purchases	Sales
Corporate Leaders® 100	$144,167,539	$270,627,826
Small Company	630,971,759	586,442,020
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:
Fund	As a Percentage of Average Daily Net Assets
Corporate Leaders® 100	0.500% on the first $500 million; 0.450% on the next $500 million; and 0.400% in excess of $1 billion
Small Company(1)	0.950% on the first $250 million; 0.900% on the next $250 million; 0.875% on the next $250 million; 0.850% on the next $1.25 billion; and 0.825% in excess of $2 billion

(1)
The Investment Adviser is contractually obligated to waive 0.02% of the management fee for Small Company. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Funds and is paid by the Investment Adviser based on the average daily net assets of each respective

NOTES TO FINANCIAL STATEMENTS as of May 31, 2018 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages each Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds (except as noted below) has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares, with the exception of Class I, Class R6, and Class W, of the Funds pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:
	Class A	Class C	Class O	Class R
Corporate Leaders® 100	0.25%	1.00%(1)	0.25%	0.50%
Small Company	0.25%	1.00%	0.25%	0.50%

(1)
The Distributor has agreed to waive 0.25% of the Distribution Fee. Termination or modification of this contractual waiver requires approval by the Board.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, and Class C shares. For the year ended May 31, 2018, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:
Corporate Leaders® 100	$26,638	$—
Small Company	10,613	—
Contingent Deferred Sales Charges:
Corporate Leaders® 100	$—	$5,994
Small Company	767	1,467
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At May 31, 2018, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. owned more than 5% of the following funds:
Subsidiary	Fund	Percentage
Voya Institutional Trust Company	Corporate Leaders® 100	8.93%
	Small Company	5.23
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may direct the Funds’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate the Funds’ equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amount credited to the Fund is reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — LICENSING FEE
Effective January 1, 2018, S&P Opco, LLC receives an annual licensing fee from Corporate Leaders® 100.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2018 (continued)

NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES
At May 31, 2018, the following Fund had the following payable included in Other Accrued Expenses and Liabilities of the Statements of Assets and Liabilities that exceeded 5% of total liabilities:
Fund	Accrued Expense	Amount
Corporate Leaders® 100	Transfer Agent	$205,353
NOTE 9 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
	Class A	Class C	Class I	Class O	Class R	Class R6	Class W
Corporate Leaders® 100	0.90%	1.45%	0.65%	0.90%	1.15%	0.65%	0.65%
Small Company	1.50%	2.25%	1.25%	1.50%	1.75%	1.04%	1.25%
Pursuant to side letter agreements, through October 1, 2018, the Investment Adviser has further lowered the expense limits for certain share classes of shares of the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Termination or modification of these obligations requires approval by the Board.
	Class A	Class C	Class I	Class O	Class R	Class R6	Class W
Corporate Leaders® 100	0.81%	1.45%	0.49%	0.90%	1.15%	0.48%	0.56%
Small Company(1)	1.35%	2.10%	1.04%	1.35%	1.60%	1.04%	1.10%

(1)
Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of May 31, 2018, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
	May 31,
	2019	2020	2021	Total
Corporate Leaders® 100	$484,140	$404,513	$479,372	$1,368,025
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of May 31, 2018, are as follows:
	May 31,
	2019	2020	2021	Total
Corporate Leaders® 100
Class A	$187,748	$170,609	$109,962	$468,319
Class I	125,471	85,207	83,387	294,065
Class R6	263	442	543	1,248
Class W	29,252	37,725	37,753	104,730
Each Expense Limitation Agreement is contractual through October 1, 2018 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.
NOTE 10 — LINE OF CREDIT
Effective May 18, 2018, each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 17, 2019. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The below Funds utilized the line of credit during the year ended May 31, 2018, as follows:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Corporate Leaders® 100	8	$1,504,625	2.28%
Small Company	2	2,072,000	2.25

NOTES TO FINANCIAL STATEMENTS as of May 31, 2018 (continued)

NOTE 11 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Corporate Leaders® 100
Class A
5/31/2018	768,492	—	356,576	(3,050,903)	—	(1,925,835)	16,491,110	—	7,801,878	(65,742,721)	—	(41,449,733)
5/31/2017	1,942,694	—	209,885	(4,139,420)	3,096	(1,983,745)	36,943,033	—	4,015,105	(79,122,641)	61,947	(38,102,556)
Class B(1)
5/31/2018	—	—	—	—	—	—	—	—	—	—	—	—
5/31/2017	—	—	375	(61,845)	(3,086)	(64,556)	—	—	7,218	(1,227,894)	(61,947)	(1,282,623)
Class C
5/31/2018	568,628	—	107,766	(1,034,097)	—	(357,703)	12,179,065	—	2,346,085	(22,033,495)	—	(7,508,345)
5/31/2017	1,083,844	—	42,046	(1,759,508)	—	(633,618)	20,568,599	—	800,986	(33,389,981)	—	(12,020,396)
Class I
5/31/2018	2,713,873	—	457,964	(5,319,666)	—	(2,147,829)	58,311,875	—	10,011,104	(114,716,236)	—	(46,393,257)
5/31/2017	6,401,532	—	224,438	(5,383,136)	—	1,242,834	124,012,547	—	4,291,265	(101,954,501)	—	26,349,311
Class O
5/31/2018	349,392	—	4,980	(438,974)	—	(84,602)	7,573,705	—	108,818	(9,468,475)	—	(1,785,952)
5/31/2017	264,306	—	2,582	(509,199)	—	(242,311)	5,032,654	—	49,377	(9,646,769)	—	(4,564,738)
Class R
5/31/2018	187,865	—	74,316	(488,463)	—	(226,282)	4,014,115	—	1,617,107	(10,482,660)	—	(4,851,438)
5/31/2017	659,616	—	36,478	(509,306)	—	186,788	12,365,757	—	694,538	(9,582,669)	—	3,477,626
Class R6
5/31/2018	319,410	—	38,675	(370,721)	—	(12,636)	6,854,852	—	845,431	(7,944,637)	—	(244,354)
5/31/2017	537,971	—	16,975	(182,809)	—	372,137	10,181,351	—	324,563	(3,527,564)	—	6,978,350
Class W
5/31/2018	865,703	—	144,793	(1,357,122)	—	(346,626)	18,541,772	—	3,169,968	(29,144,989)	—	(7,433,249)
5/31/2017	3,330,509	—	49,901	(1,124,605)	—	2,255,805	64,575,506	—	955,107	(21,614,876)	—	43,915,737
Small Company
Class A
5/31/2018	707,052	—	594,413	(1,229,813)	—	71,652	10,574,370	—	8,410,945	(17,880,048)	—	1,105,267
5/31/2017	1,071,219	—	291,234	(1,187,914)	3,314	177,853	15,869,139	—	4,295,704	(17,533,987)	50,599	2,681,455
Class B(1)
5/31/2018	—	—	—	—	—	—	—	—	—	—	—	—
5/31/2017	—	—	589	(7,102)	(3,975)	(10,488)	—	—	7,259	(87,669)	(50,599)	(131,009)
Class C
5/31/2018	158,547	—	166,367	(240,833)	—	84,081	1,891,350	—	1,859,986	(2,848,537)	—	902,799
5/31/2017	400,184	—	63,942	(178,864)	—	285,262	4,903,715	—	775,611	(2,180,908)	—	3,498,418
Class I
5/31/2018	10,005,816	—	3,676,501	(7,590,462)	—	6,091,855	175,965,732	—	62,059,332	(133,306,163)	—	104,718,901
5/31/2017	9,967,626	—	1,663,063	(8,359,963)	—	3,270,726	169,816,960	—	28,654,586	(141,939,991)	—	56,531,555
Class O
5/31/2018	28,464	—	101	(35,158)	—	(6,593)	410,514	—	1,428	(515,381)	—	(103,439)
5/31/2017	20,599	—	7	(20,554)	—	52	304,373	—	101	(296,472)	—	8,002
Class R
5/31/2018	231	—	32	0*	—	263	3,342	—	455	(1)	—	3,796
10/4/2016(2) - 5/31/2017	210	—	16	—	—	226	3,000	—	234	—	—	3,234
Class R6
5/31/2018	2,165,700	—	750,734	(2,041,984)	—	874,450	38,830,210	—	12,687,398	(35,265,420)	—	16,252,188
5/31/2017	4,632,312	—	269,747	(1,305,510)	—	3,596,549	79,766,282	—	4,650,440	(22,528,295)	—	61,888,427
Class W
5/31/2018	143,292	—	31,944	(186,799)	—	(11,563)	2,508,244	—	537,622	(3,249,704)	—	(203,838)
5/31/2017	265,582	—	4,273	(69,114)	—	200,741	4,638,080	—	73,458	(1,181,748)	—	3,529,790

*
Share amount is less than 0.50.

(1)
Class B converted to Class A on May 2, 2017.

(2)
Commencement of operations.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2018 (continued)

NOTE 12 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.
The following table represents a summary of the respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of May 31, 2018:
Small Company
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
CIBC World Markets INC	$3,699,540	$(3,699,540)	$—
Citigroup Global Markets Inc.	857,161	(857,161)	—
Deutsche Bank Securities Inc.	3,332,554	(3,332,554)	—
Goldman, Sachs & Co. LLC	229,674	(229,674)	—
Morgan Stanley & Co. LLC	1,463,538	(1,463,538)	—
Natixis Securities America LLC	15,634	(15,634)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Nomura Securities International, Inc.	44,299	(44,299)	—
RBC Dominion Securities Inc	3,044,239	(3,044,239)	—
SG Americas Securities, LLC	48,675	(48,675)	—
Scotia Capital (USA) INC	315,734	(315,734)	—
TD PRIME SERVICES LLC	2,325,292	(2,325,292)	—
UBS AG	5,335,459	(5,335,459)	—
Total	$20,711,799	$(20,711,799)	$—

(1)
Collateral with a fair value of  $21,263,572 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 13 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of May 31, 2018:
	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Corporate Leaders® 100	$186	$(186)
Small Company	77,836	(77,836)
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended May 31, 2018		Year Ended May 31, 2017
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Corporate Leaders® 100	$22,214,342	$9,511,986	$14,076,571	$—
Small Company	28,146,786	58,668,771	7,722,870(1)	31,306,000

(1)
Includes $63,616 of equalization.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2018 (continued)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings as of May 31, 2018 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Late Year Ordinary Losses Deferred	Unrealized Appreciation/ (Depreciation)
Corporate Leaders® 100	$10,278,360	$30,589,260	$—	$323,940,413
Small Company	12,112,396	30,070,043	(5,169)	69,111,365
At May 31, 2018, the Funds did not have any capital loss carryforwards for U.S. federal income tax purposes.
The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of May 31, 2018, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2013.
NOTE 14 — SUBSEQUENT EVENTS
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Corporate Leaders® 100 Fund	as of May 31, 2018

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.6%
	Consumer Discretionary: 15.0%
6,730 (1)	Amazon.com, Inc.	$10,967,343	1.1
4,689 (1)	Booking Holdings, Inc.	9,888,726	1.0
886,832	Ford Motor Co.	10,242,910	1.0
271,527	General Motors Co.	11,594,203	1.2
55,111	Home Depot, Inc.	10,280,957	1.0
112,145	Lowe’s Cos, Inc.	10,654,896	1.1
60,799	McDonald’s Corp.	9,728,448	1.0
147,175	Nike, Inc.	10,567,165	1.1
139,218	Target Corp.	10,147,600	1.0
268,424	Twenty-First Century Fox, Inc. - Class A	10,347,745	1.0
97,738	Walt Disney Co.	9,721,999	1.0
589,423 (2)	Other Securities	36,286,221	3.5
		150,428,213	15.0
	Consumer Staples: 9.9%
52,455	Costco Wholesale Corp.	10,398,679	1.1
1,465,899	Other Securities	88,482,876	8.8
		98,881,555	9.9
	Energy: 7.7%
85,916	Chevron Corp.	10,679,359	1.1
163,988	ConocoPhillips	11,051,151	1.1
132,278	Exxon Mobil Corp.	10,746,265	1.1
209,144	Halliburton Co.	10,402,822	1.0
650,304	Kinder Morgan, Inc.	10,847,071	1.1
152,512	Occidental Petroleum Corp.	12,841,510	1.3
152,367	Schlumberger Ltd.	10,463,042	1.0
		77,031,220	7.7
	Financials: 14.4%
104,448	American Express Co.	10,267,239	1.0
190,300	Bank of New York Mellon Corp.	10,418,925	1.1
18,241	Blackrock, Inc.	9,744,889	1.0
102,165	Capital One Financial Corp.	9,603,510	1.0
89,178	JPMorgan Chase & Co.	9,542,938	1.0
209,827	Metlife, Inc.	9,649,944	1.0
192,352	US Bancorp	9,615,676	1.0
187,084	Wells Fargo & Co.	10,100,665	1.0
1,016,863 (2)	Other Securities	64,997,858	6.3
		143,941,644	14.4
	Health Care: 15.5%
162,605	Abbott Laboratories	10,005,086	1.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
102,165	AbbVie, Inc.	$10,108,205	1.0
56,501	Amgen, Inc.	10,148,710	1.0
35,433 (1)	Biogen, Inc.	10,415,885	1.0
153,581	CVS Health Corp.	9,735,499	1.0
99,784	Danaher Corp.	9,906,555	1.0
125,062	Eli Lilly & Co.	10,635,272	1.1
122,752	Medtronic PLC	10,595,953	1.1
174,824	Merck & Co., Inc.	10,407,273	1.0
272,834	Pfizer, Inc.	9,802,926	1.0
44,079	UnitedHealth Group, Inc.	10,645,519	1.1
525,364 (2)	Other Securities	43,158,535	4.2
		155,565,418	15.5
	Industrials: 12.8%
30,096	Boeing Co.	10,598,607	1.1
66,349	Caterpillar, Inc.	10,079,077	1.0
143,106	Emerson Electric Co.	10,137,629	1.0
41,020	FedEx Corp.	10,218,902	1.0
704,020	General Electric Co.	9,912,602	1.0
67,229	Honeywell International, Inc.	9,943,841	1.0
73,655	Union Pacific Corp.	10,514,988	1.0
93,797	United Parcel Service, Inc. - Class B	10,891,708	1.1
77,390	United Technologies Corp.	9,659,820	1.0
163,160	Other Securities	36,307,926	3.6
		128,265,100	12.8
	Information Technology: 14.6%
65,336	Accenture PLC	10,175,429	1.0
9,589 (1)	Alphabet, Inc. - Class C	10,403,969	1.0
57,852	Apple, Inc.	10,810,803	1.1
231,182	Cisco Systems, Inc.	9,873,783	1.0
62,937 (1)	Facebook, Inc.	12,070,058	1.2
194,175	Intel Corp.	10,718,460	1.1
56,538	Mastercard, Inc. - Class A	10,749,005	1.1
107,743	Microsoft Corp.	10,649,318	1.1
214,119	Oracle Corp.	10,003,640	1.0
128,311 (1)	PayPal Holdings, Inc.	10,530,484	1.0
176,071	Qualcomm, Inc.	10,233,246	1.0
94,506	Texas Instruments, Inc.	10,576,166	1.0
82,325	Visa, Inc. - Class A	10,761,524	1.1
63,147	Other Securities	8,923,303	0.9
		146,479,188	14.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Corporate Leaders® 100 Fund	as of May 31, 2018 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials: 2.0%
154,319	DowDuPont, Inc.	$9,893,391	1.0
82,493	Monsanto Co.	10,514,558	1.0
		20,407,949	2.0
	Real Estate: 1.0%
61,774	Simon Property Group, Inc.	9,897,430	1.0
	Telecommunication Services: 1.8%
471,486	Other Securities	18,318,359	1.8
	Utilities: 3.9%
249,896	Exelon Corp.	10,343,195	1.0
59,354	NextEra Energy, Inc.	9,841,487	1.0
215,749	Southern Co.	9,687,130	1.0
124,400	Other Securities	9,598,704	0.9
		39,470,516	3.9
	Total Common Stock (Cost $653,718,276)	988,686,592	98.6
SHORT-TERM INVESTMENTS: 1.3%
	Mutual Funds: 1.3%
13,162,928 (3)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.640% (Cost $13,162,928)	13,162,928	1.3
Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
Total Short-Term Investments (Cost $13,162,928)	$13,162,928	1.3
Total Investments in Securities (Cost $666,881,204)	$1,001,849,520	99.9
Assets in Excess of Other Liabilities	1,318,666	0.1
Net Assets	$1,003,168,186	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1)
Non-income producing security.

(2)
The grouping contains non-income producing securities.

(3)
Rate shown is the 7-day yield as of May 31, 2018.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2018
Asset Table
Investments, at fair value
Common Stock*	$988,686,592	$—	$—	$988,686,592
Short-Term Investments	13,162,928	—	—	13,162,928
Total Investments, at fair value	$1,001,849,520	$—	$—	$1,001,849,520
Liabilities Table
Other Financial Instruments+
Futures	$(88,676)	$—	$—	$(88,676)
Total Liabilities	$(88,676)	$—	$—	$(88,676)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Corporate Leaders® 100 Fund	as of May 31, 2018 (continued)

At May 31, 2018, the following futures contracts were outstanding for Voya Corporate Leaders® 100 Fund:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
S&P 500 E-Mini	94	06/15/18	$12,715,850	$(88,676)
			$12,715,850	$(88,676)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of May 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$88,676
Total Liability Derivatives		$88,676

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended May 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$828,156
Total	$828,156

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(122,008)
Total	$(122,008)

At May 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $677,820,431.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$353,531,075
Gross Unrealized Depreciation	(29,590,662)
Net Unrealized Appreciation	$323,940,413

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Fund	as of May 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.4%
		Consumer Discretionary: 11.7%
67,421		Childrens Place, Inc./The	$8,680,454	1.1
344,765		Extended Stay America, Inc.	7,257,303	0.9
87,630 (1)		Helen of Troy Ltd.	7,869,174	1.0
89,369		Jack in the Box, Inc.	7,209,397	0.9
68,025		Marriott Vacations Worldwide Corp.	8,179,326	1.0
483,214	(1)(2)	Party City Holdco, Inc.	7,103,246	0.9
244,967		Red Rock Resorts, Inc.	8,436,663	1.0
1,316,122	(3)(4)	Other Securities	39,887,327	4.9
			94,622,890	11.7
		Consumer Staples: 1.6%
194,071 (1)		Performance Food Group Co.	6,938,038	0.8
471,544 (4)		Other Securities	6,427,145	0.8
			13,365,183	1.6
		Energy: 4.0%
286,657	(1)(2)	Carrizo Oil & Gas, Inc.	7,240,956	0.9
482,140 (1)		Forum Energy Technologies, Inc.	6,822,281	0.9
1,210,490	(3)(4)	Other Securities	17,956,403	2.2
			32,019,640	4.0
		Financials: 20.8%
237,327		Cadence BanCorp	6,932,322	0.9
232,314		CenterState Bank Corp.	7,143,656	0.9
160,966		Chemical Financial Corp.	9,033,412	1.1
195,549		Great Western Bancorp, Inc.	8,523,981	1.1
172,459		Houlihan Lokey, Inc.	8,431,521	1.0
111,125		Independent Bank Group, Inc.	8,362,156	1.0
223,408 (1)		Seacoast Banking Corp. of Florida	6,965,862	0.9
132,305		Selective Insurance Group	7,521,539	0.9
282,755		Sterling Bancorp, Inc./DE	6,941,635	0.9
282,436		Sterling Bancorp, Inc./MI	3,846,778	0.5
127,049		Stifel Financial Corp.	7,470,481	0.9
167,132		Union Bankshares Corp.	6,869,125	0.8
2,414,508 (4)		Other Securities	79,736,817	9.9
			167,779,285	20.8
		Health Care: 12.9%
119,621 (1)		AMN Healthcare Services, Inc.	6,758,587	0.8
81,236 (1)		Masimo Corp.	8,046,426	1.0
104,070 (1)		Medidata Solutions, Inc.	8,030,041	1.0
1,830,632	(3)(4)	Other Securities	81,402,319	10.1
			104,237,373	12.9
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: 15.6%
105,728 (1)		Atlas Air Worldwide Holdings, Inc.	$7,205,363	0.9
108,475		EMCOR Group, Inc.	8,236,507	1.0
126,115		Granite Construction, Inc.	7,172,160	0.9
812,295		Pitney Bowes, Inc.	7,229,425	0.9
246,183		Schneider National, Inc.	7,257,475	0.9
144,828		Tetra Tech, Inc.	7,958,299	1.0
207,550		Universal Forest Products, Inc.	7,633,689	0.9
95,103		Watts Water Technologies, Inc.	7,318,176	0.9
104,699		Woodward, Inc.	7,933,043	1.0
1,285,195 (4)		Other Securities	58,228,370	7.2
			126,172,507	15.6
		Information Technology: 16.8%
354,525 (1)		ACI Worldwide, Inc.	8,561,779	1.1
52,322 (1)		CACI International, Inc.	8,719,461	1.1
368,600 (1)		Conduent, Inc.	7,095,550	0.9
43,961 (1)		Fair Isaac Corp.	8,090,143	1.0
122,031		j2 Global, Inc.	10,304,298	1.3
34,862		Littelfuse, Inc.	7,566,797	0.9
129,109 (1)		Plexus Corp.	7,507,688	0.9
206,965 (1)		Rudolph Technologies, Inc.	6,933,327	0.9
66,978		SYNNEX Corp.	7,154,590	0.9
1,716,880	(3)(4)	Other Securities	63,428,110	7.8
			135,361,743	16.8
		Materials: 4.3%
128,190		Carpenter Technology Corp.	7,683,709	0.9
297,719		Commercial Metals Co.	7,038,077	0.9
147,830		Worthington Industries, Inc.	7,088,449	0.9
242,458		Other Securities	12,732,601	1.6
			34,542,836	4.3
		Real Estate: 5.1%
358,847		Americold Realty Trust	7,392,248	0.9
828,092		Cousins Properties, Inc.	7,800,627	1.0
387,672		Easterly Government Properties, Inc.	7,850,358	1.0
191,611		Hudson Pacific Properties, Inc.	6,783,029	0.8
432,453		Other Securities	11,097,005	1.4
			40,923,267	5.1
		Telecommunication Services: 0.7%
531,710(4)		Other Securities	6,088,080	0.7

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Fund	as of May 31, 2018 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities: 2.9%
400,758	Other Securities	$23,386,049	2.9
	Total Common Stock (Cost $710,474,585)	778,498,853	96.4
EXCHANGE-TRADED FUNDS: 1.8%
91,138	iShares Russell 2000 ETF	14,834,532	1.8
	Total Exchange-Traded Funds (Cost $12,909,823)	14,834,532	1.8
	Total Long-Term Investments (Cost $723,384,408)	793,333,385	98.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.4%
	Securities Lending Collateral(5): 2.6%
1,275,770	Deutsche Bank AG, Repurchase Agreement dated 05/31/18, 1.80%, due 06/01/18 (Repurchase Amount $1,275,833, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.250%, Market Value plus accrued interest $1,301,286, due 06/05/18-04/06/45)	1,275,770	0.2
5,050,355	Millenium Fixed Income Ltd., Repurchase Agreement dated 05/31/18, 1.96%, due 06/01/18 (Repurchase Amount $5,050,626, collateralized by various U.S. Government Securities, 2.750%-3.125%, Market Value plus accrued interest $5,151,363, due 11/15/42-05/15/43)	5,050,355	0.6
5,050,355	National Bank Financial, Repurchase Agreement dated 05/31/18, 1.80%, due 06/01/18 (Repurchase Amount $5,050,604, collateralized by various U.S. Government Securities, 0.000%-8.125%, Market Value plus accrued interest $5,151,360, due 02/28/19-09/09/49)	5,050,355	0.6
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(5) (continued)
4,836,692	RBC Dominion Securities Inc., Repurchase Agreement dated 05/31/18, 1.79%, due 06/01/18 (Repurchase Amount $4,836,929, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $4,933,426, due 07/12/18-09/09/49)	$4,836,692	0.6
5,050,400	State of Wisconsin Investment Board, Repurchase Agreement dated 05/31/18, 2.00%, due 06/01/18 (Repurchase Amount $5,050,677, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $5,151,362, due 07/15/19-02/15/48)	5,050,400	0.6
		21,263,572	2.6
Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.8%
30,183,448 (6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.640% (Cost $30,183,448)	30,183,448	3.8
	Total Short-Term Investments (Cost $51,447,020)	51,447,020	6.4
	Total Investments in Securities (Cost $774,831,428)	$844,780,405	104.6
	Liabilities in Excess of Other Assets	(37,092,747)	(4.6)
	Net Assets	$807,687,658	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Fund	as of May 31, 2018 (continued)

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
The grouping contains securities on loan.

(4)
The grouping contains non-income producing securities.

(5)
Represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of May 31, 2018.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2018
Asset Table
Investments, at fair value
Common Stock*	$778,498,853	$—	$—	$778,498,853
Exchange-Traded Funds	14,834,532	—	—	14,834,532
Short-Term Investments	30,183,448	21,263,572	—	51,447,020
Total Investments, at fair value	$823,516,833	$21,263,572	$—	$844,780,405

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At May 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $775,669,040.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$104,022,846
Gross Unrealized Depreciation	(34,911,481)
Net Unrealized Appreciation	$69,111,365

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended May 31, 2018 were as follows:
Fund Name	Type	Per Share Amount
Voya Corporate Leaders® 100 Fund
Class A	NII	$0.3265
Class C	NII	$0.2097
Class I	NII	$0.3967
Class O	NII	$0.3210
Class R	NII	$0.2678
Class R6	NII	$0.3988
Class W	NII	$0.3822
All Classes	STCG	$0.1202
All Classes	LTCG	$0.1973
Fund Name	Type	Per Share Amount
Voya Small Company Fund
Class A	NII	$0.0024
Class C	NII	$—
Class I	NII	$0.0459
Class O	NII	$—
Class R	NII	$—
Class R6	NII	$0.0600
Class W	NII	$0.0407
All Classes	STCG	$0.6235
All Classes	LTCG	$1.3878

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended May 31, 2018, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Corporate Leaders® 100 Fund	93.32%
Voya Small Company Fund	24.65%
For the year ended May 31, 2018, the following are percentages of ordinary distributions paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:
Voya Corporate Leaders® 100 Fund	94.84%
Voya Small Company Fund	25.36%
The Funds designate the following percentage of short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2):
Voya Corporate Leaders® 100 Fund	100.00%
Voya Small Company Fund	100.00%
The Funds designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Corporate Leaders® 100 Fund	$9,511,986
Voya Small Company Fund	$58,668,771
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about Directors of the Company and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Director	May 2013 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	151	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Chairperson Director	January 2014 – Present May 2013 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	May 2013 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	151	Wisconsin Energy Corporation (June 2006 – Present); The Royce Fund (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 68	Director	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	151	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Director	December 2007 – Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Director	May 2013 – Present	Retired.	151	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Director	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	151	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	May 2013 – Present	Consultant (May 2001 – Present).	151	None.

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Director	October 2015 – Present	Retired.	151	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	May 2013 – Present	Retired.	151	None.
Director who is an “interested person”:
Dina Santoro(3) 230 Park Avenue New York, New York 10169 Age: 45	Director	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	151	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of June 30, 2018.

(3)
Effective July 10, 2018, Ms. Santoro was appointed to the Board of Directors and is deemed to be an “interested person” of the Company as defined in the 1940 Act, because of her current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 49	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018); Chief Financial Officer and Chief Accounting Officer, Hartford Investment Management (September 2003 – September 2014).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 45	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 68	Executive Vice President Chief Investment Risk Officer	March 2002 – Present May 2013 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 60	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Senior Vice President	December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 48	Senior Vice President	June 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – Present); Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014); Assistant Vice President, Senior Project Manager (May 2008 – May 2013).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	March 2002 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018); Assistant Vice President, Voya Investment Management (March 2011 – March 2014).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Monia Piacenti(2) One Orange Way Windsor, Connecticut 06095 Age: 41	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Senior Compliance Officer, Voya Investment Management (December 2009 – Present).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Secretary	May 2013 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Assistant Secretary	August 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Assistant Secretary	May 2013 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

(2)
Effective June 30, 2018, Monia Piacenti has been appointed to the funds’ Officer list as Anti-Money Laundering Officer for the funds.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163050         (0518-072518)

Annual Report
May 31, 2018
Classes A, C, I, O, R and W
Domestic Equity Fund
■
Voya Mid Cap Research Enhanced Index Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Fund. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q, as well as a complete portfolio of investments, is available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

“Gaming” a Trade War
Dear Shareholder,
As noted many times in our letters, opportunities can arise almost anywhere in a connected global economy; the other side of the coin is that risks can arise anywhere too. As of this writing in late June, investors are pondering ways to avoid the risks of a global trade war as tensions around tariffs escalate in China, Europe and the United States.
The prospects of a full-blown trade war remain uncertain, which favors simplistic approaches to limiting risk, e.g., avoid exposure to China or Korea, favor U.S. small capitalization stocks over large caps (small caps are thought to have less exposure to retaliation) and buy U.S.-dollar denominated bonds. With prolonged trade barriers, however, the analysis will have to go deeper into the details; investors will have to consider the downstream effects on corporate supply chains and related segments of the economy. We believe it is possible, for example, that certain companies with both domestic and overseas manufacturing operations could sustain double hits from tariffs imposed by the U.S. and other countries.
While these concerns may be salient for professional traders, for the rest of us they underscore the hazards of trying to time market entries and exits. Risks and rewards will ebb and flow across the global economy, but we believe it is unwise to try getting ahead of events. We cannot know when or where opportunity or risk will arise, and attempting to predict such developments is not an effective investment strategy, in our opinion.
A sound reason to change strategy might be if your investment goals or life situation change. If your goals or needs have changed, thoroughly discuss these issues with your financial advisor before undertaking any alteration of your investment strategy.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
June 22, 2018
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Year Ended May 31, 2018

In our semi-annual report we described how a “buy-the-dip” mentality prevailed among investors in risk assets, in which any disappointment or setback was soon forgiven. Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, rose every month and returned 8.28% for the half-year. The narrative of improving global growth and corporate earnings, with monetary conditions still historically easy, seemed intact. (The Index returned 11.57% for the year ended May 31, 2018, measured in U.S. dollars.)
But in February the spell was broken, and after 15 consecutive gains, the Index suffered its first monthly loss. Another loss followed in March, and for the whole fiscal year the Index was little improved on the half, gaining 10.52%.
By the middle of the fiscal year, growth in gross domestic product (“GDP”) had been reported at 3.16% annualized for the third quarter. Tax reform progressed fitfully from outline in October until the final product was signed into law on December 22. For investors the key feature of tax reform was the reduction in the corporate tax rate to 21%, which many believed would be used to increase share buy-backs and dividends.
Nine days earlier the Federal Open Market Committee (“FOMC”) had raised the federal funds rate by 25bp (0.25%) from 1.25% to 1.50%, with three more increases projected for 2018. As 2017 ended, new unemployment claims were near a 44-year low and the unemployment rate was stable at 4.1%. Some commentators wondered whether a tax cut stimulus costing $1 trillion to an already strong economy near full employment, would require more than three increases, and how would markets react when this became evident.
In Europe, evidence of the euro zone’s economic recovery continued to accumulate in the first weeks of 2018, with GDP growth at 2.8% year-over-year and unemployment edging down to 8.6%, the lowest since December 2008. Purchasing managers’ indices, closely watched leading indicators of economic activity, reached multi-year highs early in 2018. But as the months wore on, these were starting to fade and the May readings were the lowest of the year. The UK’s economy was still beset by uncertainty over Brexit. Its purchasing managers’ indices were worse than the euro zone’s and first quarter GDP was just 1.2% above the level one year earlier.
In Asia, China’s GDP growth was steady at 6.8% year-over-year in the last two quarters. In Japan, GDP grew for eight consecutive quarters, but by the fourth quarter of 2017 it was a scant 0.6% annualized and in the next quarter it fell by the same amount, with wage and price inflation still stubbornly low.
Back in the U.S., economic reports had a moderate tone early in 2018. Mixed purchasing managers’ indices were accompanied by a mildly disappointing employment report. GDP growth was initially recorded at 2.6% annualized in the fourth quarter of 2017.
Then in late January, Bloomberg reported that the Treasury would boost bond sales to cover a mounting budget deficit, now projected to reach $1.1 trillion by 2019. FOMC minutes were seen as hawkish and on March 21 the FOMC raised rates from 1.50% to 1.75%. Days later, GDP growth was revised up to 2.9%. Unemployment in April broke below 4%. In May, Treasury yields neared seven-year highs, with wage and price inflation accelerating.
But by then investors had more to worry about than rising U.S. interest rates. On March 1, the White House announced tariffs of 25% on imported steel and 10% on aluminum, followed three weeks later by specific tariffs on Chinese imports. While the measures looked like bargaining chips, threats of retaliation were swift and the risks of a trade war to global growth, which had underpinned much of the rise in equity prices in recent years, were abundantly clear. After a reprieve, on the last day of our fiscal year it was announced that the tariffs would take effect immediately.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index fell 0.37% in the fiscal year. The Bloomberg Barclays U.S. Treasury Bond Index fell 0.83%, as the yield curve rose. Indices of riskier classes performed better than Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index edged up 0.06%, the Bloomberg Barclays High-Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) added 2.35%.
U.S. equities, represented by the S&P 500® Index including dividends, rose 14.38% in the year. The earnings per share of its constituent companies were set to record growth in the first quarter of 2018 of 24.6% year-over-year, the most since the third quarter of 2010. Technology was the top performing sector, up 28.20%; consumer staples incurred the biggest loss, down 10.14%.
Currencies reflected a weaker dollar during the period over all. The dollar fell 3.83% against the euro, 3.22% against the pound and 1.72% against the yen. However, from about April, dollar strength returned as the economic data for most of the rest of the world faded.
International markets were all unnerved by February’s general upsurge in volatility and by the risk of a trade war referred to above. In addition, the fiscal boost in the U.S. probably improved that market’s relative attractiveness. MSCI Japan® Index advanced 12.56% over the year, down about 2% in the second half, with sentiment also depressed by indications from the Bank of Japan that the end of monetary stimulus in its sights. MSCI Europe ex UK® Index rose just 0.86%. The strength of the euro worried investors as did the cooling of leading economic indicators. MSCI UK® Index gained 5.68%, driven by its big global energy and materials constituents as commodity prices recovered.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P MidCap 400® Index*	An index that measures the performance of the mid-size company segment of the U.S. market.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

*
The S&P MidCap 400® Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Voya Financial. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Voya Financial Product(s) is/are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P MidCap 400® Index.

3

Voya Mid Cap Research Enhanced Index Fund	Portfolio Managers’ Report

Sector Diversification as of May 31, 2018 (as a percentage of net assets)

Information Technology	16.5%
Financials	16.4%
Industrials	14.8%
Consumer Discretionary	12.3%
Real Estate	8.9%
Health Care	8.6%
Materials	6.6%
Utilities	5.7%
Energy	5.6%
Consumer Staples	3.3%
Exchange-Traded Funds	0.5%
Telecommunication Services	0.5%
Assets in Excess of Other Liabilities*	0.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Mid Cap Research Enhanced Index Fund (the “Fund”) seeks long-term capital growth. The Fund is managed by Steve Wetter, Vincent Costa, CFA, and Kai Yee Wong, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of 10.16% compared to the S&P MidCap 400® Index (the “Index” or “S&P MidCap”), which returned 14.86% for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed the Index primarily due to security selection. On the sector level, stock selection within the industrial and information technology sectors detracted most from performance. By contrast, selection within the financial and consumer staples sectors contributed favorably to returns. The Fund’s allocation to cash, although within typical range, was also a drag on performance.
At the individual stock level, an underweight position in ABIOMED, Inc., an overweight position in Mallinckrodt Plc and owning non-benchmark stock, Alaska Air Group, Inc., detracted from performance. By contrast, overweight positions in TCF Financial Corporation, PBF Energy, Inc. and Fortinet, Inc. contributed to performance.
Current Strategy and Outlook: The Fund uses an actively managed strategy that combines fundamental stock research with our proprietary quantitative models, what some like to call “quantamental.” Our proprietary quantitative model seeks to identify what we believe are high quality, profitable companies that are relatively
Top Ten Holdings as of May 31, 2018 (as a percentage of net assets)

WellCare Health Plans, Inc.	1.3%
Steel Dynamics, Inc.	1.3%
IDEX Corp.	1.2%
Fortinet, Inc.	1.2%
East West Bancorp, Inc.	1.2%
Domino’s Pizza, Inc.	1.1%
Teradyne, Inc.	1.1%
Ingredion, Inc.	1.0%
Synovus Financial Corp.	1.0%
Encompass Health Corp.	1.0%
Portfolio holdings are subject to change daily.
undervalued, have growth potential and are, in our view, likely to be favored by investors. The Fund also utilizes fundamental equity research to select companies that we believe would outperform the Index and that are uncorrelated to our quantitative models. We believe this unique approach of combining fundamental equity research with in-house quantitative models seeks to provide diversified excess returns and disciplined, risk-controlled portfolios.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
4

Portfolio Managers’ Report	Voya Mid Cap Research Enhanced Index Fund

Average Annual Total Returns for the Periods Ended May 31, 2018
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	3.84%	7.77%	6.75%
Class C(2)	8.65%	8.52%	6.54%
Class I	10.43%	9.35%	7.36%
Class O	10.21%	9.05%	7.08%
Class R	9.93%	8.79%	6.81%
Class W(3)	10.57%	9.34%	7.26%
Excluding Sales Charge:
Class A	10.16%	9.05%	7.08%
Class C	9.65%	8.52%	6.54%
Class I	10.43%	9.35%	7.36%
Class O	10.21%	9.05%	7.08%
Class R	9.93%	8.79%	6.81%
Class W(3)	10.57%	9.34%	7.26%
S&P MidCap	14.86%	12.17%	9.93%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Mid Cap Research Enhanced Index Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 3%. Effective November 15, 2012, the maximum Class A sales charge was increased to 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return. Prior to November 15, 2012, the Class C deferred sales charge was 0.75%.

(3)
Class W incepted on August 5, 2011. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

5

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from December 1, 2017 to May 31, 2018. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2018*	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2018*
Class A	$1,000.00	$1,011.40	0.98%	$4.91	$1,000.00	$1,020.04	0.98%	$4.94
Class C	1,000.00	1,008.90	1.48	7.41	1,000.00	1,017.55	1.48	7.44
Class I	1,000.00	1,012.30	0.73	3.66	1,000.00	1,021.29	0.73	3.68
Class O	1,000.00	1,011.50	0.98	4.91	1,000.00	1,020.04	0.98	4.94
Class R	1,000.00	1,010.20	1.23	6.16	1,000.00	1,018.80	1.23	6.19
Class W	1,000.00	1,013.30	0.73	3.66	1,000.00	1,021.29	0.73	3.68

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Voya Series Fund, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Voya Mid Cap Research Enhanced Index Fund (the “Fund”), a series of Voya Series Fund, Inc., including the summary portfolio of investments, as of May 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “ﬁnancial statements’) and the ﬁnancial highlights for each of the years in the five-year period then ended. In our opinion, the ﬁnancial statements and ﬁnancial highlights present fairly, in all material respects, the ﬁnancial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the ﬁnancial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These ﬁnancial statements and ﬁnancial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these ﬁnancial statements and ﬁnancial highlights based on our audits. We are a public accounting ﬁrm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the ﬁnancial statements and ﬁnancial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the ﬁnancial statements and ﬁnancial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the ﬁnancial statements and ﬁnancial highlights. Such procedures also included conﬁrmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and signiﬁcant estimates made by management, as well as evaluating the overall presentation of the ﬁnancial statements and ﬁnancial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 1975.
Boston, Massachusetts
July 25, 2018
7

STATEMENT OF ASSETS AND LIABILITIES as of May 31, 2018

ASSETS:
Investments in securities at fair value+*	$153,915,054
Short-term investments at fair value**	2,404,437
Receivables:
Fund shares sold	8,713
Dividends	184,005
Prepaid expenses	47,540
Reimbursement due from manager	23,137
Other assets	19,084
Total assets	156,601,970
LIABILITIES:
Payable for fund shares redeemed	41,562
Payable upon receipt of securities loaned	1,997,337
Payable for investment management fees	71,883
Payable for distribution and shareholder service fees	35,803
Payable to directors under the deferred compensation plan (Note 6)	19,084
Payable for director fees	797
Other accrued expenses and liabilities	171,159
Total liabilities	2,337,625
NET ASSETS	$154,264,345
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$128,961,579
Undistributed net investment income	271,097
Accumulated net realized gain	8,784,155
Net unrealized appreciation	16,247,514
NET ASSETS	$154,264,345
+ Including securities loaned at value	$1,950,295
* Cost of investments in securities	$137,667,540
** Cost of short-term investments	$2,404,437
See Accompanying Notes to Financial Statements
8

STATEMENT OF ASSETS AND LIABILITIES as of May 31, 2018 (continued)

Class A
Net assets	$45,219,433
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	2,608,070
Net asset value and redemption price per share†	$17.34
Maximum offering price per share (5.75%)(1)	$18.40
Class C
Net assets	$5,315,423
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	330,850
Net asset value and redemption price per share†	$16.07
Class I
Net assets	$9,844,399
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	552,194
Net asset value and redemption price per share	$17.83
Class O
Net assets	$79,780,068
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	4,585,916
Net asset value and redemption price per share	$17.40
Class R
Net assets	$13,968,866
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	818,779
Net asset value and redemption price per share	$17.06
Class W
Net assets	$136,156
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	7,647
Net asset value and redemption price per share	$17.81

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
9

STATEMENT OF OPERATIONS for the year ended May 31, 2018

INVESTMENT INCOME:
Dividends	$2,328,832
Securities lending income, net	26,706
Total investment income	2,355,538
EXPENSES:
Investment management fees	877,468
Distribution and shareholder service fees:
Class A	117,667
Class C	45,742
Class O	203,292
Class R	73,752
Transfer agent fees:
Class A	72,734
Class C	9,429
Class I	10,934
Class O	125,656
Class R	22,795
Class W	365
Shareholder reporting expense	28,480
Registration fees	111,928
Professional fees	43,413
Custody and accounting expense	37,285
Director fees	6,382
License fee	6,526
Miscellaneous expense	19,405
Interest expense	496
Total expenses	1,813,749
Waived and reimbursed fees	(223,854)
Net expenses	1,589,895
Net investment income	765,643
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	13,536,492
Net realized gain	13,536,492
Net change in unrealized appreciation (depreciation) on:
Investments	1,169,349
Net change in unrealized appreciation (depreciation)	1,169,349
Net realized and unrealized gain	14,705,841
Increase in net assets resulting from operations	$15,471,484

See Accompanying Notes to Financial Statements
10

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 31, 2018	Year Ended May 31, 2017
FROM OPERATIONS:
Net investment income	$765,643	$957,558
Net realized gain	13,536,492	9,298,915
Net change in unrealized appreciation (depreciation)	1,169,349	11,658,888
Increase in net assets resulting from operations	15,471,484	21,915,361
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(218,708)	(389,176)
Class B(1)	—	(10)
Class C	—	(31,063)
Class I	(76,207)	(83,298)
Class O	(398,025)	(675,341)
Class R	(34,666)	(95,245)
Class W	(1,754)	(1,445)
Net realized gains:
Class A	(3,110,394)	(387,182)
Class B(1)	—	(47)
Class C	(446,199)	(65,195)
Class I	(683,309)	(65,940)
Class O	(5,467,180)	(673,854)
Class R	(1,007,391)	(127,998)
Class W	(15,856)	(1,130)
Total distributions	(11,459,689)	(2,596,924)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	12,829,251	13,119,947
Reinvestment of distributions	5,615,083	1,257,508
	18,444,334	14,377,455
Cost of shares redeemed	(29,267,870)	(27,792,865)
Net decrease in net assets resulting from capital share transactions	(10,823,536)	(13,415,410)
Net increase (decrease) in net assets	(6,811,741)	5,903,027
NET ASSETS:
Beginning of year or period	161,076,086	155,173,059
End of year or period	$154,264,345	$161,076,086
Undistributed net investment income at end of year or period	$271,097$	$234,465

(1)
Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements
11

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
05-31-18	16.93	0.09	1.61	1.70	0.08	1.21	—	1.29	—	17.34	10.16	1.12	0.98	0.98	0.50	45,219	83
05-31-17	14.97	0.11	2.13	2.24	0.14	0.14	—	0.28	—	16.93	14.97	1.12	0.99	0.99	0.63	48,554	90
05-31-16	16.66	0.23	(0.98)	(0.75)	0.19	0.75	—	0.94	—	14.97	(4.08)	1.11	0.99	0.99	1.49	44,983	143
05-31-15	19.67	0.23•	1.23	1.46	0.32	4.15	—	4.47	—	16.66	7.96	1.03	0.99	0.99	1.23	56,826	73
05-31-14	18.22	0.09	3.01	3.10	0.04	1.61	—	1.65	—	19.67	17.57	1.01	0.99	0.99	0.45	58,939	122
Class C
05-31-18	15.77	0.01	1.50	1.51	—	1.21	—	1.21	—	16.07	9.65	1.62	1.48	1.48	(0.00)*	5,315	83
05-31-17	13.97	0.03	1.97	2.00	0.06	0.14	—	0.20	—	15.77	14.36	1.62	1.49	1.49	0.13	6,634	90
05-31-16	15.60	0.15	(0.92)	(0.77)	0.11	0.75	—	0.86	—	13.97	(4.54)	1.61	1.49	1.49	0.98	7,373	143
05-31-15	18.68	0.13•	1.16	1.29	0.22	4.15	—	4.37	—	15.60	7.41	1.53	1.49	1.49	0.74	8,718	73
05-31-14	17.42	(0.01)	2.88	2.87	—	1.61	—	1.61	—	18.68	17.03	1.51	1.49	1.49	(0.05)	9,463	122
Class I
05-31-18	17.38	0.13	1.66	1.79	0.13	1.21	—	1.34	—	17.83	10.43	0.82	0.73	0.73	0.75	9,844	83
05-31-17	15.35	0.15•	2.19	2.34	0.17	0.14	—	0.31	—	17.38	15.29	0.82	0.74	0.74	0.89	9,569	90
05-31-16	17.06	0.28	(1.00)	(0.72)	0.24	0.75	—	0.99	—	15.35	(3.82)	0.80	0.74	0.74	1.74	9,620	143
05-31-15	20.06	0.29•	1.24	1.53	0.38	4.15	—	4.53	—	17.06	8.20	0.70	0.70	0.70	1.52	12,190	73
05-31-14	18.52	0.15	3.07	3.22	0.07	1.61	—	1.68	—	20.06	18.00	0.67	0.67	0.67	0.77	13,478	122
Class O
05-31-18	16.98	0.09	1.63	1.72	0.09	1.21	—	1.30	—	17.40	10.21	1.12	0.98	0.98	0.50	79,780	83
05-31-17	15.02	0.11	2.13	2.24	0.14	0.14	—	0.28	—	16.98	14.91	1.12	0.99	0.99	0.63	81,066	90
05-31-16	16.71	0.23	(0.97)	(0.74)	0.20	0.75	—	0.95	—	15.02	(4.05)	1.11	0.99	0.99	1.49	78,693	143
05-31-15	19.72	0.23•	1.23	1.46	0.32	4.15	—	4.47	—	16.71	7.93	1.03	0.99	0.99	1.24	92,467	73
05-31-14	18.26	0.09	3.02	3.11	0.04	1.61	—	1.65	—	19.72	17.60	1.01	0.99	0.99	0.45	97,002	122
Class R
05-31-18	16.67	0.05	1.59	1.64	0.04	1.21	—	1.25	—	17.06	9.93	1.37	1.23	1.23	0.25	13,969	83
05-31-17	14.75	0.06	2.10	2.16	0.10	0.14	—	0.24	—	16.67	14.67	1.37	1.24	1.24	0.38	15,048	90
05-31-16	16.41	0.20	(0.97)	(0.77)	0.14	0.75	—	0.89	—	14.75	(4.29)	1.36	1.24	1.24	1.25	14,352	143
05-31-15	19.45	0.18•	1.21	1.39	0.28	4.15	—	4.43	—	16.41	7.64	1.28	1.24	1.24	0.99	20,193	73
05-31-14	18.04	0.04	2.99	3.03	0.01	1.61	—	1.62	—	19.45	17.36	1.26	1.24	1.24	0.20	17,380	122
Class W
05-31-18	17.34	0.14	1.67	1.81	0.13	1.21	—	1.34	—	17.81	10.57	0.87	0.73	0.73	0.71	136	83
05-31-17	15.33	0.15•	2.17	2.32	0.17	0.14	—	0.31	—	17.34	15.19	0.87	0.74	0.74	0.88	205	90
05-31-16	17.04	0.26•	(0.98)	(0.72)	0.24	0.75	—	0.99	—	15.33	(3.80)	0.86	0.74	0.74	1.74	148	143
05-31-15	20.03	0.25•	1.28	1.53	0.37	4.15	—	4.52	—	17.04	8.21	0.78	0.74	0.74	1.37	126	73
05-31-14	18.50	0.15•	3.05	3.20	0.06	1.61	—	1.67	—	20.03	17.89	0.76	0.74	0.74	0.77	70	122
See Accompanying Notes to Financial Statements
12

Financial Highlights (continued)

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by an Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
13

NOTES TO FINANCIAL STATEMENTS as of May 31, 2018

NOTE 1 — ORGANIZATION
Voya Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are six separate active investment series that comprise the Company. The series included in this report is Voya Mid Cap Research Enhanced Index Fund (“Mid Cap Research Enhanced Index” or the “Fund”), a diversified series of the Company.
The Fund offers the following classes of shares: Class A, Class C, Class I, Class O, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Fund’s Board of Directors (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted

14

NOTES TO FINANCIAL STATEMENTS as of May 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Fund’s assets and liabilities. A reconciliation of Level 3

15

NOTES TO FINANCIAL STATEMENTS as of May 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

investments is presented only when the Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.
D. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. The Fund declares and pays dividends and capital gain distributions, if any, at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions will be made until any capital loss carryforwards have been fully utilized or expired.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Securities Lending. The Fund has the option to temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Fund will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Fund. Securities lending may result in

16

NOTES TO FINANCIAL STATEMENTS as of May 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks.
H. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended May 31, 2018, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
Purchases	Sales
$131,388,897	$152,451,719
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of the Fund, at the following annual rates: 0.550% on the first $500 million, 0.525% on the next $250 million, 0.500% on the next $1.25 billion, and 0.475% in excess of $2 billion.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Fund (except as noted below) has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund, except Class I and Class W, pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:
Class A	Class C	Class O	Class R
0.25%	0.75%	0.25%	0.50%
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Fund, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended May 31, 2018, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:	$1,721	$—
Contingent Deferred Sales Charges:	22	87
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At May 31, 2018, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. owned more than 5% of the Fund:
Subsidiary	Percentage
Voya Institutional Trust Company	8.49%
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Advisor may direct the Fund’s Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate the Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of the Fund. Any amount credited to the Fund is reflected as brokerage commission recapture on the accompanying Statement of Operations.

17

NOTES TO FINANCIAL STATEMENTS as of May 31, 2018 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — LICENSING FEE
Effective January 1, 2018, S&P Opco, LLC receives an annual licensing fee from the Fund.
NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to 1.00%, 1.50%, 0.75%, 1.00%, 1.25%, and 0.75% for Class A, Class C, Class I, Class O, Class R and Class W, respectively.
Pursuant to a side letter agreement, through October 1, 2019, the Investment Adviser has further lowered the expense limits to 0.95%, 1.45%, 0.70%, 0.95%, 1.20% and 0.70% for Class A, Class C, Class I, Class O, Class R and Class W, respectively. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Prior to January 1, 2018, the side letter agreement expense limits were 0.99%, 1.49%, 0.74%, 0.99%, 1.24% and 0.74% for Class A, Class C, Class I, Class O, Class R and Class W, respectively and any fees waived pursuant to this side letter agreement were recoupable. Termination or modification of this obligation requires approval by the Board.
The Investment Adviser may at a later date recoup from the Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the
Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of May 31, 2018, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Advisor, and the related expiration dates, are as follows:
May 31,
2019	2020	2021	Total
$82,592	$135,469	$69,951	$288,012
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Advisor, and the related expiration dates, as of May 31, 2018, are as follows:
	May 31,
	2019	2020	2021	Total
Class A	$27,241	$21,816	$11,785	$60,842
Class C	4,295	3,434	1,593	9,322
Class R	8,549	6,927	3,668	19,144
Class O	46,443	37,412	20,078	103,933
Class W	77	72	67	216
The Expense Limitation Agreement is contractual through October 1, 2018 and the Expense Limitation Agreement shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Effective May 18, 2018, the Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 17, 2019. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

18

NOTES TO FINANCIAL STATEMENTS as of May 31, 2018 (continued)

NOTE 9 — LINE OF CREDIT (continued)

During the year ended May 31, 2018, the Fund utilized the line of credit as follows:
Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
1	$4,967,000	2.42%

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Class A
5/31/2018	140,763	—	183,709	(584,824)	—	(260,352)	2,443,796	—	3,137,754	(10,183,472)	—	(4,601,922)
5/31/2017	321,410	—	45,111	(503,136)	311	(136,304)	5,282,752	—	742,519	(8,170,139)	5,324	(2,139,544)
Class B(1)
5/31/2018	—	—	—	—	—	—	—	—	—	—	—	—
5/31/2017	3	—	2	(1)	(345)	(341)	43	—	28	(9)	(5,324)	(5,262)
Class C
5/31/2018	11,632	—	27,235	(128,677)	—	(89,810)	185,816	—	431,938	(2,074,547)	—	(1,456,793)
5/31/2017	28,831	—	5,422	(141,392)	—	(107,139)	442,535	—	83,329	(2,153,474)	—	(1,627,610)
Class I
5/31/2018	120,674	—	41,890	(161,083)	—	1,481	2,168,287	—	734,743	(2,842,271)	—	60,759
5/31/2017	131,457	—	8,701	(216,053)	—	(75,895)	2,235,638	—	146,876	(3,449,143)	—	(1,066,629)
Class O
5/31/2018	417,965	—	16,274	(621,762)	—	(187,523)	7,219,595	—	278,939	(10,830,332)	—	(3,331,798)
5/31/2017	186,269	—	3,801	(656,277)	—	(466,207)	3,051,254	—	62,747	(10,635,494)	—	(7,521,493)
Class R
5/31/2018	31,425	—	60,730	(176,207)	—	(84,052)	538,139	—	1,021,488	(2,981,350)	—	(1,421,723)
5/31/2017	121,881	—	13,548	(205,611)	—	(70,182)	1,973,895	—	219,884	(3,288,885)	—	(1,095,106)
Class W
5/31/2018	15,589	—	584	(20,376)	—	(4,203)	273,618	—	10,221	(355,898)	—	(72,059)
5/31/2017	7,942	—	126	(5,897)	—	2,171	133,830	—	2,125	(95,721)	—	40,234

(1)
Class B converted to Class A on May 2, 2017.

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Fund can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Fund at its last sale price or official closing price on the principal exchange or system on which it is traded and any additional collateral is delivered to the Fund on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Fund bears the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Fund.

19

NOTES TO FINANCIAL STATEMENTS as of May 31, 2018 (continued)

NOTE 11 — SECURITIES LENDING (continued)

The following table represents a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of May 31, 2018:
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
J.P. Morgan Securities LLC	$153,750	$(153,750)	$—
Mizuho Securities USA LLC.	36,448	(36,448)	—
Natixis Securities America LLC	514,267	(514,267)	—
SG Americas Securities, LLC	1,169,195	(1,169,195)	—
Wells Fargo Securities LLC	76,635	(76,635)	—
Total	$1,950,295	$(1,950,295)	$—

(1)
Collateral with a fair value of  $1,997,337 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of May 31, 2018:
Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
$ 349	$(349)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
Year Ended May 31, 2018		Year Ended May 31, 2017
Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
$4,275,884	$7,183,805	$1,275,578	$1,321,346
The tax-basis components of distributable earnings as of May 31, 2018 were:
Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
$4,047,827	$5,449,664	$15,840,335
At May 31, 2018, the Fund did not have any capital loss carryforwards for U.S. federal income tax purposes.
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of May 31, 2018, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2013.
NOTE 13 — SUBSEQUENT EVENTS
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

20

Voya Mid Cap Research Enhanced	SUMMARY PORTFOLIO OF INVESTMENTS
Index Fund	as of May 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.2%
		Consumer Discretionary: 12.3%
26,297		Brinker International, Inc.	$1,149,968	0.7
23,743		Brunswick Corp.	1,510,055	1.0
54,036		Dana, Inc.	1,205,003	0.8
6,884		Domino’s Pizza, Inc.	1,731,188	1.1
46,060		KB Home	1,213,220	0.8
446 (1)		NVR, Inc.	1,333,781	0.9
42,481		Service Corp. International	1,558,628	1.0
375,569	(2)(3)	Other Securities	9,303,165	6.0
			19,005,008	12.3
		Consumer Staples: 3.3%
14,448		Ingredion, Inc.	1,609,363	1.0
65,852 (3)		Other Securities	3,476,376	2.3
			5,085,739	3.3
		Energy: 5.6%
23,928 (1)		Dril-Quip, Inc.	1,149,740	0.7
54,645	(1)(4)	McDermott International, Inc.	1,187,436	0.8
439,853 (3)		Other Securities	6,338,790	4.1
			8,675,966	5.6
		Financials: 16.4%
26,524		East West Bancorp, Inc.	1,842,888	1.2
28,206		First American Financial Corp.	1,468,969	1.0
69,294		First Horizon National Corp.	1,284,711	0.8
64,596		Old Republic International Corp.	1,355,224	0.9
8,223		Reinsurance Group of America, Inc.	1,228,845	0.8
29,703		Synovus Financial Corp.	1,607,229	1.0
54,527		TCF Financial Corp.	1,434,605	0.9
487,721 (3)		Other Securities	15,080,598	9.8
			25,303,069	16.4
		Health Care: 8.6%
12,453 (1)		Charles River Laboratories International, Inc.	1,338,946	0.9
24,329		Encompass Health Corp.	1,575,303	1.0
14,287		Hill-Rom Holdings, Inc.	1,314,404	0.8
13,492 (1)		Masimo Corp.	1,336,383	0.9
9,094 (1)		WellCare Health Plans, Inc.	2,015,867	1.3
156,323	(2)(3)	Other Securities	5,759,419	3.7
			13,340,322	8.6
		Industrials: 14.8%
14,748		Brink’s Co.	1,168,779	0.8
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials (continued)
11,395		Curtiss-Wright Corp.	$1,450,014	0.9
18,019		EMCOR Group, Inc.	1,368,182	0.9
13,828		IDEX Corp.	1,917,667	1.2
67,238 (1)		JetBlue Airways Corp.	1,270,126	0.8
14,207		Manpowergroup, Inc.	1,278,630	0.8
16,602		Regal Beloit Corp.	1,319,029	0.9
26,076		Toro Co.	1,512,408	1.0
287,324 (3)		Other Securities	11,560,845	7.5
			22,845,680	14.8
		Information Technology: 16.5%
10,793		Broadridge Financial Solutions, Inc. ADR	1,246,052	0.8
18,965		CDK Global, Inc.	1,220,398	0.8
7,629 (1)		Fair Isaac Corp.	1,403,965	0.9
30,735 (1)		Fortinet, Inc.	1,880,367	1.2
51,672		Jabil, Inc.	1,461,284	0.9
12,425		LogMeIn, Inc.	1,340,658	0.9
11,851		MKS Instruments, Inc.	1,329,682	0.9
43,363		Teradyne, Inc.	1,643,891	1.1
55,628		Vishay Intertechnology, Inc.	1,179,314	0.8
284,333 (3)		Other Securities	12,700,956	8.2
			25,406,567	16.5
		Materials: 6.6%
30,289		Chemours Co.	1,483,858	1.0
46,330		Louisiana-Pacific Corp.	1,351,909	0.9
40,749		Steel Dynamics, Inc.	2,014,223	1.3
55,456		Valvoline, Inc.	1,133,521	0.7
80,229	(3)(5)	Other Securities	4,194,302	2.7
			10,177,813	6.6
		Real Estate: 8.9%
124,623		Cousins Properties, Inc.	1,173,949	0.8
32,131		Highwoods Properties, Inc.	1,536,826	1.0
21,955		Lamar Advertising Co.	1,519,725	1.0
27,864		Liberty Property Trust	1,231,867	0.8
23,038		PotlatchDeltic Corp.	1,163,419	0.7
210,726 (3)		Other Securities	7,134,170	4.6
			13,759,956	8.9
		Telecommunication Services: 0.5%
30,748		Other Securities	785,611	0.5
		Utilities: 5.7%
23,036		NorthWestern Corp.	1,255,001	0.8

See Accompanying Notes to Financial Statements
21

Voya Mid Cap Research Enhanced	SUMMARY PORTFOLIO OF INVESTMENTS
Index Fund	as of May 31, 2018 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities (continued)
31,092	UGI Corp.	$1,569,213	1.0
124,993	Other Securities	5,908,694	3.9
		8,732,908	5.7
	Total Common Stock (Cost $136,889,888)	153,118,639	99.2
EXCHANGE-TRADED FUNDS: 0.5%
4,089	Other Securities	796,415	0.5
	Total Exchange-Traded Funds (Cost $777,652)	796,415	0.5
	Total Long-Term Investments (Cost $137,667,540)	153,915,054	99.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.6%
	Securities Lending Collateral(6): 1.3%
997,337	Daiwa Capital Markets, Repurchase Agreement dated 05/31/18, 1.80%, due 06/01/18 (Repurchase Amount $997,386, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,017,284, due 06/15/18-12/01/51)	997,337	0.6
1,000,000	Nomura Securities, Repurchase Agreement dated 05/31/18, 1.80%, due 06/01/18 (Repurchase Amount $1,000,049, collateralized by various U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $1,020,001, due 06/01/18-04/20/68)	1,000,000	0.7
		1,997,337	1.3
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.3%
407,100 (7)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.640% (Cost $407,100)	$407,100	0.3
	Total Short-Term Investments (Cost $2,404,437)	2,404,437	1.6
	Total Investments in Securities (Cost $140,071,977)	$156,319,491	101.3
	Liabilities in Excess of Other Assets	(2,055,146)	(1.3)
	Net Assets	$154,264,345	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

(1)
Non-income producing security.

(2)
The grouping contains securities on loan.

(3)
The grouping contains non-income producing securities.

(4)
Security, or a portion of the security, is on loan.

(5)
The grouping contains Level 3 securities.

(6)
Represents securities purchased with cash collateral received for securities on loan.

(7)
Rate shown is the 7-day yield as of May 31, 2018.

See Accompanying Notes to Financial Statements
22

Voya Mid Cap Research Enhanced	SUMMARY PORTFOLIO OF INVESTMENTS
Index Fund	as of May 31, 2018 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2018
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$19,005,008	$—	$—	$19,005,008
Consumer Staples	5,085,739	—	—	5,085,739
Energy	8,675,966	—	—	8,675,966
Financials	25,303,069	—	—	25,303,069
Health Care	13,340,322	—	—	13,340,322
Industrials	22,845,680	—	—	22,845,680
Information Technology	25,406,567	—	—	25,406,567
Materials	10,177,813	—	—	10,177,813
Real Estate	13,759,956	—	—	13,759,956
Telecommunication Services	785,611	—	—	785,611
Utilities	8,732,908	—	—	8,732,908
Total Common Stock	153,118,639	—	—	153,118,639
Exchange-Traded Funds	796,415	—	—	796,415
Short-Term Investments	407,100	1,997,337	—	2,404,437
Total Investments, at fair value	$154,322,154	$1,997,337	$—	$156,319,491

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

At May 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $140,479,156.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$21,511,975
Gross Unrealized Depreciation	(5,671,640)
Net Unrealized Appreciation	$15,840,335

See Accompanying Notes to Financial Statements
23

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended May 31, 2018 were as follows:
Fund Name	Type	Per Share Amount
Voya Mid Cap Research Enhanced Index Fund
Class A	NII	$0.0848
Class C	NII	$—
Class I	NII	$0.1345
Class O	NII	$0.0878
Class R	NII	$0.0415
Class W	NII	$0.1334
All Classes	STCG	$0.3986
All Classes	LTCG	$0.8074

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended May 31, 2018, 42.19% qualifies for the dividends received deduction (DRD) available to corporate shareholders.
For the year ended May 31, 2018, 42.30% of ordinary distributions paid by the Fund is designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals.
The Fund designates 100% of its short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2).
The Fund designates $7,183,805 of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C).
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
24

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about Directors of the Company and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Director	May 2013 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	151	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Chairperson Director	January 2014 – Present May 2013 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	May 2013 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	151	Wisconsin Energy Corporation (June 2006 – Present); The Royce Fund (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 68	Director	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	151	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Director	December 2007 – Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Director	May 2013 – Present	Retired.	151	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Director	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	151	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	May 2013 – Present	Consultant (May 2001 – Present).	151	None.
25

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Director	October 2015 – Present	Retired.	151	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	May 2013 – Present	Retired.	151	None.
Director who is an “interested person”:
Dina Santoro(3) 230 Park Avenue New York, New York 10169 Age: 45	Director	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	151	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of June 30, 2018.

(3)
Effective July 10, 2018, Ms. Santoro was appointed to the Board of Directors and is deemed to be an “interested person” of the Company as defined in the 1940 Act, because of her current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

26

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 49	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018); Chief Financial Officer and Chief Accounting Officer, Hartford Investment Management (September 2003 – September 2014).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 45	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 68	Executive Vice President Chief Investment Risk Officer	March 2002 – Present May 2013 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 60	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Senior Vice President	December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 48	Senior Vice President	June 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
27

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – Present); Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014); Assistant Vice President, Senior Project Manager (May 2008 – May 2013).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	March 2002 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018); Assistant Vice President, Voya Investment Management (March 2011 – March 2014).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Monia Piacenti(2) One Orange Way Windsor, Connecticut 06095 Age: 41	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Senior Compliance Officer, Voya Investment Management (December 2009 – Present).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Secretary	May 2013 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
28

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Assistant Secretary	August 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Assistant Secretary	May 2013 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

(2)
Effective June 30, 2018, Monia Piacenti has been appointed to the funds’ Officer list as Anti-Money Laundering Officer for the funds.

29

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163060         (0518-072518)

Annual Report
May 31, 2018
Voya Global Multi-Asset Fund
Classes A, C, I, O, R6 and W
E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

“Gaming” a Trade War
Dear Shareholder,
As noted many times in our letters, opportunities can arise almost anywhere in a connected global economy; the other side of the coin is that risks can arise anywhere too. As of this writing in late June, investors are pondering ways to avoid the risks of a global trade war as tensions around tariffs escalate in China, Europe and the United States.
The prospects of a full-blown trade war remain uncertain, which favors simplistic approaches to limiting risk, e.g., avoid exposure to China or Korea, favor U.S. small capitalization stocks over large caps (small caps are thought to have less exposure to retaliation) and buy U.S.-dollar denominated bonds. With prolonged trade barriers, however, the analysis will have to go deeper into the details; investors will have to consider the downstream effects on corporate supply chains and related segments of the economy. We believe it is possible, for example, that certain companies with both domestic and overseas manufacturing operations could sustain double hits from tariffs imposed by the U.S. and other countries.
While these concerns may be salient for professional traders, for the rest of us they underscore the hazards of trying to time market entries and exits. Risks and rewards will ebb and flow across the global economy, but we believe it is unwise to try getting ahead of events. We cannot know when or where opportunity or risk will arise, and attempting to predict such developments is not an effective investment strategy, in our opinion.
A sound reason to change strategy might be if your investment goals or life situation change. If your goals or needs have changed, thoroughly discuss these issues with your financial advisor before undertaking any alteration of your investment strategy.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
June 22, 2018
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Year Ended May 31, 2018

In our semi-annual report we described how a “buy-the-dip” mentality prevailed among investors in risk assets, in which any disappointment or setback was soon forgiven. Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, rose every month and returned 8.28% for the half-year. The narrative of improving global growth and corporate earnings, with monetary conditions still historically easy, seemed intact. (The Index returned 11.57% for the year ended May 31, 2018, measured in U.S. dollars.)
But in February the spell was broken, and after 15 consecutive gains, the Index suffered its first monthly loss. Another loss followed in March, and for the whole fiscal year the Index was little improved on the half, gaining 10.52%.
By the middle of the fiscal year, growth in gross domestic product (“GDP”) had been reported at 3.16% annualized for the third quarter. Tax reform progressed fitfully from outline in October until the final product was signed into law on December 22. For investors the key feature of tax reform was the reduction in the corporate tax rate to 21%, which many believed would be used to increase share buy-backs and dividends.
Nine days earlier the Federal Open Market Committee (“FOMC”) had raised the federal funds rate by 25bp (0.25%) from 1.25% to 1.50%, with three more increases projected for 2018. As 2017 ended, new unemployment claims were near a 44-year low and the unemployment rate was stable at 4.1%. Some commentators wondered whether a tax cut stimulus costing $1 trillion to an already strong economy near full employment, would require more than three increases, and how would markets react when this became evident.
In Europe, evidence of the euro zone’s economic recovery continued to accumulate in the first weeks of 2018, with GDP growth at 2.8% year-over-year and unemployment edging down to 8.6%, the lowest since December 2008. Purchasing managers’ indices, closely watched leading indicators of economic activity, reached multi-year highs early in 2018. But as the months wore on, these were starting to fade and the May readings were the lowest of the year. The UK’s economy was still beset by uncertainty over Brexit. Its purchasing managers’ indices were worse than the euro zone’s and first quarter GDP was just 1.2% above the level one year earlier.
In Asia, China’s GDP growth was steady at 6.8% year-over-year in the last two quarters. In Japan, GDP grew for eight consecutive quarters, but by the fourth quarter of 2017 it was a scant 0.6% annualized and in the next quarter it fell by the same amount, with wage and price inflation still stubbornly low.
Back in the U.S., economic reports had a moderate tone early in 2018. Mixed purchasing managers’ indices were accompanied by a mildly disappointing employment report. GDP growth was initially recorded at 2.6% annualized in the fourth quarter of 2017.
Then in late January, Bloomberg reported that the Treasury would boost bond sales to cover a mounting budget deficit, now projected to reach $1.1 trillion by 2019. FOMC minutes were seen as hawkish and on March 21 the FOMC raised rates from 1.50% to 1.75%. Days later, GDP growth was revised up to 2.9%. Unemployment in April broke below 4%. In May, Treasury yields neared seven-year highs, with wage and price inflation accelerating.
But by then investors had more to worry about than rising U.S. interest rates. On March 1, the White House announced tariffs of 25% on imported steel and 10% on aluminum, followed three weeks later by specific tariffs on Chinese imports. While the measures looked like bargaining chips, threats of retaliation were swift and the risks of a trade war to global growth, which had underpinned much of the rise in equity prices in recent years, were abundantly clear. After a reprieve, on the last day of our fiscal year it was announced that the tariffs would take effect immediately.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index fell 0.37% in the fiscal year. The Bloomberg Barclays U.S. Treasury Bond Index fell 0.83%, as the yield curve rose. Indices of riskier classes performed better than Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index edged up 0.06%, the Bloomberg Barclays High-Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) added 2.35%.
U.S. equities, represented by the S&P 500® Index including dividends, rose 14.38% in the year. The earnings per share of its constituent companies were set to record growth in the first quarter of 2018 of 24.6% year-over-year, the most since the third quarter of 2010. Technology was the top performing sector, up 28.20%; consumer staples incurred the biggest loss, down 10.14%.
Currencies reflected a weaker dollar during the period over all. The dollar fell 3.83% against the euro, 3.22% against the pound and 1.72% against the yen. However, from about April, dollar strength returned as the economic data for most of the rest of the world faded.
International markets were all unnerved by February’s general upsurge in volatility and by the risk of a trade war referred to above. In addition, the fiscal boost in the U.S. probably improved that market’s relative attractiveness. MSCI Japan® Index advanced 12.56% over the year, down about 2% in the second half, with sentiment also depressed by indications from the Bank of Japan that the end of monetary stimulus in its sights. MSCI Europe ex UK® Index rose just 0.86%. The strength of the euro worried investors as did the cooling of leading economic indicators. MSCI UK® Index gained 5.68%, driven by its big global energy and materials constituents as commodity prices recovered.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Bloomberg Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays High Yield Bond Index	The Barclays US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded. The US Corporate High Yield Index is a component of the US Universal and Global High Yield Indices. The index was created in 1986, with history backfilled to July 1, 1983.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
Bloomberg Barclays U.S. Treasury 20+ Year Bond Index	Measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years. The index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 20 years, are rated investment grade and have $250 million or more of outstanding face value.
Bloomberg Commodity Index	Bloomberg Commodity Index (BCOM) is calculated on an excess return basis and reflects commodity futures price movements. The index rebalances annually weighted 2/3 by trading volume and 1/3 by world production and weight-caps are applied at the commodity, sector and group level for diversification. Roll period typically occurs from 6th-10th business day based on the roll schedule.
MSCI Emerging Markets IndexSM	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI U.S. REIT® Index	A free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Growth Index	An index that measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratio and forecasted growth. The index returns reflect no deductions for fees, expenses or taxes.
Russell 1000® Value Index	An index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
3

Benchmark Descriptions

Index	Description
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell 3000® Index	A broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. equity market.
Russell Midcap® Index	An index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
The S&P/LSTA Leveraged Loan Index	A total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor’s (“S&P”) and the Loan Syndications and Trading Association (“LSTA”) conceived the index to establish a performance benchmark for the syndicated leveraged loan industry.
S&P Target Risk Growth Index	Seeks to provide increased exposure to equities, while also using some fixed-income exposure to dampen risk.
4

Portfolio Managers’ Report	Voya Global Multi-Asset Fund

Target Allocations as of May 31, 2018 (percent of net assets)
Asset Class	Target
U.S. Large-Capitalization Stocks	22.0%
U.S. Mid-Capitalization Stocks	5.0%
U.S. Small-Capitalization Stocks	2.0%
Non-U.S./International Stocks	32.0%
Emerging Markets	10.5%
Commodities	2.5%
Domestic Core Bond	7.0%
Global Bond	3.0%
High Yield	6.0%
Bank Loans	8.0%
Cash	2.0%
Total	100%

Voya Global Multi-Asset Fund (the “Fund”) seeks to provide total return consisting of capital growth, both realized and unrealized, and current income. The Fund is managed by Paul Zemsky, CFA, and Barbara Reinhard, CFA, Portfolio Managers*, of Voya Investment Management Co. LLC — the Sub-Adviser.
The Fund is a fund-of-funds, which may invest in underlying funds and direct securities. It uses a proprietary asset allocation strategy to determine the percentage of the Fund’s net assets to invest in each of the underlying funds (the “target allocations”). Target allocations may be changed from time to time. The Fund’s strategic allocation benchmark, the Global Multi-Asset Fund Composite Index (“GMA Composite”)(1), reflects these target allocations.
Performance: For the year ended May 31, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of 8.99% compared to the S&P Target Risk Growth Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI EAFE® Index, the Russell 3000® Index and the GMA Composite, which returned 7.54%, -0.37%, 7.97%, 15.06% and 7.61%, respectively, during the same period.
Portfolio Specifics: For the reporting period, the Fund outperformed both the S&P Target Risk Growth Index and its strategic GMA Composite.
The GMA Composite outperformed the S&P Target Risk Growth Index primarily because of an overweight allocation to equities and an underweight allocation to fixed income. Within fixed income, both an underweight to U.S. core fixed income and an overweight to senior loans benefited the GMA Composite, as interest rates rose across the curve and loan’s floating rate coupon helped them outperform core bonds. However, the GMA Composite’s U.S. stocks underperformed the S&P Target Risk Growth Index mainly because of its value bias among large caps in a year when growth stocks significantly outperformed value stocks. The GMA Composite’s international stocks also underperformed the S&P Target Risk Growth Index, in part because the GMA Composite’s allocation to international stocks was weighted towards the end of the period, when the asset class was weak. Finally the GMA Composite suffered from its allocation to commodities and real estate investment trusts (“REITs”), both of which are absent from the S&P Target Risk Growth Index and underperformed global stocks in general.
The Fund attempts to outperform the return of the GMA Composite through tactical asset allocation, i.e., deviating from the GMA Composite asset allocation over the short and medium term. Tactical asset allocation contributed positively to performance over the period. A long held underweight to Core Fixed Income and a reversal in style positioning favoring U.S. Large Growth versus Value delivered excess returns over the twelve-month period. The Fund also benefited from positioning within European stocks. An underweight Europe vs. U.S. held toward the end 2017 and an overweight Europe vs. the U.S. in April delivered added to relative returns for the Fund. The main detractor during the period was an overweight in the beginning of 2018 to Japanese equities, which trailed the rest of the world. The investment team continues to prefer equity over fixed income, as corporate earnings continue to grow at steady clip and the solid economic backdrop is supportive of stocks within and outside the U.S.
The Fund attempts to outperform the GMA Composite through the selection of underlying funds, which represent the various asset classes within the GMA Composite. The largest outperformers were Voya Multi-Manager Mid Cap Value Fund, Voya Multi-Manager International Factors Fund and Voya Global Bond Fund. The biggest detractors from returns were Voya Small Company Fund, Voya Mid Cap Opportunities Fund and Voya Large Cap Growth Fund.
Impact of Derivatives: The Fund utilizes derivatives — including futures, currency forwards and total return swaps — to execute some of its quantitative, tactical asset allocation strategies. These strategies seek to enhance portfolio diversification, and are employed within the Fund’s risk allocation guidelines. For the reporting period, quantitative strategies, in aggregate, contributed to Fund performance.
Current Strategy and Outlook: The narrative around the global growth weakness in first quarter 2018 evolved during May. We believe the U.S. showed clear signs of reacceleration with better data related to manufacturing, construction spending and business activity. When we look at the data, we believe that the euro zone has lost momentum and the deceleration has not yet abated. Europe had been growing well above trend for most of 2017 but recent signals — such as IFO Business

5

Voya Global Multi-Asset Fund	Portfolio Managers’ Report

Climate Survey ticking up for two consecutive months — are telegraphing some stabilization, in our opinion. We believe underlying fundamentals such as business investment, consumer confidence and employment growth are solid for Europe. We also believe that these should be enough to curtail the weakness in other areas. In emerging markets, economic surprise indexes have started to improve, which we believe is a sign that they too will be contributing to better growth after some relative weakness. We believe U.S. current activity indicators are rebounding and the rest of the world is behind, but still above trend.
We believe that politics will create a lot of noise for the equity markets in the near future. As we saw with Italy in late May, politics normalized almost as quickly as they worsened. We suspect that part of the market reaction to a violent move down and bounce back is quick positioning, as the Italian election results surprised many market participants. In our view, it also speaks to some of the fragility of investor sentiment, even as we move past the tenth anniversary of the onset of the great financial crisis this September. When we look at investor sentiment, we believe that a lot of the ebullience has been wrung out of equities.
Currencies have been the transmission mechanism of price movements this year. We believe that the U.S. dollar is on a downtrend, large current account and budget deficits will be difficult to fund and investors will sell the currency as a result. We note some of the lopsided positioning in the currency futures market has been unwound, which we think is an indication that the U.S. dollar will find its footing over the course of the summer. In our view, the foreign exchange (“FX”) markets have unduly punished emerging market currencies versus the swift U.S. dollar rise. While we do not think we have seen the trough in emerging markets FX yet, we believe that the individual country response of rate hikes and interventions is likely to stem the tide.

*
Effective May 1, 2018, Barbara Reinhard was added as a Portfolio Manager of the Fund.

(1)
The GMA Composite is composed of several indices that we believe provide an internal reference benchmark against which the actual performance of the Fund’s portfolio can be compared. As of May 31 2018, the index allocation is approximately: 4.5% of the S&P 500® Index, 11.5% of the Bloomberg Barclays U.S. Aggregate Bond Index, 26% of the MSCI EAFE® Index, 10.5% of the MSCI Emerging Markets IndexSM, 7.5% of the Russell 1000® Growth Index, 9% of the Russell 1000® Value Index, 2% of the Russell 2000® Index, 5% of the Russell Midcap® Index, 3% of the Bloomberg Barclays Global Aggregate Index, 6% of the Bloomberg Barclays High Yield Bond Index, 8% of S&P/LSTA Leveraged Loan Index, 1% of the MSCI U.S. REIT® Index, 2% U.S. Treasury Bill 3M, 1.5% of the Bloomberg Barclays U.S. Treasury 20+ Year Bond Index and 2.5% of Bloomberg Commodity Index.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
6

Portfolio Managers’ Report	Voya Global Multi-Asset Fund

Average Annual Total Returns for the Periods Ended May 31, 2018
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	2.69%	4.84%	4.35%
Class C(2)	7.18%	5.29%	4.18%
Class I	9.31%	6.35%	5.24%
Class O	9.06%	6.09%	4.97%
Class R6(3)	8.73%	6.24%	5.18%
Class W(4)	9.29%	6.36%	5.16%
Excluding Sales Charge:
Class A	8.99%	6.08%	4.97%
Class C	8.18%	5.29%	4.18%
Class I	9.31%	6.35%	5.24%
Class O	9.06%	6.09%	4.97%
Class R6(3)	8.73%	6.24%	5.18%
Class W(4)	9.29%	6.36%	5.16%
S&P Target Risk Growth Index	7.54%	7.40%	5.51%
Bloomberg Barclays U.S. Aggregate Bond Index	-0.37%	1.98%	3.72%
MSCI EAFE® Index	7.97%	5.93%	2.10%
Russell 3000® Index	15.06%	12.85%	9.21%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Multi-Asset Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on September 29, 2017. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

(4)
Class W incepted on August 5, 2011. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

7

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from December 1, 2017 to May 31, 2018. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Annualized Expense Ratio*	Expenses Paid During the Period Ended May 31, 2018**	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Annualized Expense Ratio*	Expenses Paid During the Period Ended May 31, 2018**
Class A	$1,000.00	$1,009.20	0.52%	$2.60	$1,000.00	$1,022.34	0.52%	$2.62
Class C	1,000.00	1,006.00	1.27	6.35	1,000.00	1,018.60	1.27	6.39
Class I	1,000.00	1,010.60	0.27	1.35	1,000.00	1,023.59	0.27	1.36
Class O	1,000.00	1,010.10	0.52	2.61	1,000.00	1,022.34	0.52	2.62
Class R6	1,000.00	1,005.30	0.27	1.35	1,000.00	1,023.59	0.27	1.36
Class W	1,000.00	1,011.20	0.27	1.35	1,000.00	1,023.59	0.27	1.36

*
The annualized expense ratios do not include expenses of the underlying funds.

**
Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Voya Series Fund, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Voya Global Multi-Asset Fund (the “Fund”), a series of Voya Series Fund, Inc., including the portfolio of investments, as of May 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “ﬁnancial statements”) and the ﬁnancial highlights for each of the years or periods in the five-year period then ended. In our opinion, the ﬁnancial statements and ﬁnancial highlights present fairly, in all material respects, the ﬁnancial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the ﬁnancial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These ﬁnancial statements and ﬁnancial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these ﬁnancial statements and ﬁnancial highlights based on our audits. We are a public accounting ﬁrm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the ﬁnancial statements and ﬁnancial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the ﬁnancial statements and ﬁnancial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the ﬁnancial statements and ﬁnancial highlights. Such procedures also included conﬁrmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and signiﬁcant estimates made by management, as well as evaluating the overall presentation of the ﬁnancial statements and ﬁnancial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 1975.
Boston, Massachusetts
July 25, 2018
9

STATEMENT OF ASSETS AND LIABILITIES as of May 31, 2018

ASSETS:
Investments in securities at fair value*	$46,300
Investments in affiliated underlying funds at fair value**	104,575,152
Investments in unaffiliated underlying funds at fair value***	52,129,658
Short-term investments at fair value****	639,854
Cash collateral for futures	1,582,068
Receivables:
Investments in unaffiliated underlying funds sold	278,518
Fund shares sold	32,462
Dividends	137,777
Interest	203
Unrealized appreciation on forward foreign currency contracts	11,066
Prepaid expenses	38,003
Reimbursement due from manager	16,612
Other assets	21,195
Total assets	159,508,868
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	135,705
Payable for fund shares redeemed	82,230
Payable for foreign cash collateral for futures*****	180,933
Unrealized depreciation on forward foreign currency contracts	70,594
Payable for investment management fees	36,190
Payable for distribution and shareholder service fees	41,153
Payable for directors fees	806
Payable to directors under the deferred compensation plan (Note 6)	21,195
Other accrued expenses and liabilities	146,069
Total liabilities	714,875
NET ASSETS	$158,793,993
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$143,955,169
Undistributed net investment income	654,879
Accumulated net realized loss	(1,706,007)
Net unrealized appreciation	15,889,952
NET ASSETS	$158,793,993
* Cost of investments in securities	$45,303
** Cost of investments in affiliated underlying funds	$91,935,578
*** Cost of investments in unaffiliated underlying funds	$48,831,461
**** Cost of short-term investments	$639,854
***** Cost of payable for foreign cash collateral for futures	$179,096
See Accompanying Notes to Financial Statements
10

STATEMENT OF ASSETS AND LIABILITIES as of May 31, 2018 (continued)

Class A
Net assets	$69,447,502
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	5,818,931
Net asset value and redemption price per share†	$11.93
Maximum offering price per share (5.75%)(1)	$12.66
Class C
Net assets	$15,241,015
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	1,269,668
Net asset value and redemption price per share†	$12.00
Class I
Net assets	$13,540,607
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	1,117,788
Net asset value and redemption price per share	$12.11
Class O
Net assets	$60,483,806
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	5,099,324
Net asset value and redemption price per share	$11.86
Class R6
Net assets	$3,126
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	260
Net asset value and redemption price per share	$12.04
Class W
Net assets	$77,937
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	6,441
Net asset value and redemption price per share	$12.10

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
11

STATEMENT OF OPERATIONS for the Year Ended May 31, 2018

INVESTMENT INCOME:
Interest	$4,145
Dividends from affiliated underlying funds	2,866,363
Dividends from unaffiliated underlying funds	808,927
Total investment income	3,679,435
EXPENSES:
Investment management fees	484,656
Distribution and shareholder service fees:
Class A	175,984
Class C	157,693
Class O	152,980
Transfer agent fees:
Class A	140,875
Class C	31,557
Class I	19,364
Class O	122,455
Class R6	14
Class W	203
Shareholder reporting expense	33,524
Registration fees	80,754
Professional fees	39,055
Custody and accounting expense	12,387
Directors fees	6,451
Miscellaneous expense	18,235
Interest expense	316
Total expenses	1,476,503
Waived and reimbursed fees	(550,906)
Net expenses	925,597
Net investment income	2,753,838
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	44,529
Sale of affiliated underlying funds	870,087
Sale of unaffiliated underlying funds	3,695,031
Capital gain distributions from affiliated underlying funds	3,322,604
Forward foreign currency contracts	84,806
Foreign currency related transactions	(35,449)
Futures	1,154,192
Swaps	451,181
Net realized gain	9,586,981
Net change in unrealized appreciation (depreciation) on:
Investments	(1,095)
Affiliated underlying funds	863,123
Unaffiliated underlying funds	775,755
Forward foreign currency contracts	(45,995)
Foreign currency related transactions	(1,849)
Futures	(70,810)
Swaps	(18,067)
Net change in unrealized appreciation (depreciation)	1,501,062
Net realized and unrealized gain	11,088,043
Increase in net assets resulting from operations	$13,841,881

See Accompanying Notes to Financial Statements
12

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 31, 2018	Year Ended May 31, 2017
FROM OPERATIONS:
Net investment income	$2,753,838	$3,038,501
Net realized gain	9,586,981	4,688,625
Net change in unrealized appreciation (depreciation)	1,501,062	8,237,963
Increase in net assets resulting from operations	13,841,881	15,965,089
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,868,649)	(1,178,546)
Class B(1)	—	(2,535)
Class C	(280,010)	(209,516)
Class I	(408,455)	(255,935)
Class O	(1,651,092)	(1,065,276)
Class R6	(90)	—
Class W	(2,538)	(1,634)
Total distributions	(4,210,834)	(2,713,442)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	9,885,873	10,579,841
Reinvestment of distributions	2,299,983	1,482,342
	12,185,856	12,062,183
Cost of shares redeemed	(20,184,724)	(28,578,451)
Net decrease in net assets resulting from capital share transactions	(7,998,868)	(16,516,268)
Net increase (decrease) in net assets	1,632,179	(3,264,621)
NET ASSETS:
Beginning of year or period	157,161,814	160,426,435
End of year or period	$158,793,993	$157,161,814
Undistributed net investment income at end of year or period	$654,879	$462,652

(1)
Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements
13

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
05-31-18	11.24	0.22	0.79	1.01	0.32	—	—	0.32	—	11.93	8.99	0.87	0.52	0.52	1.76	69,448	78
05-31-17	10.33	0.22	0.88	1.10	0.19	—	—	0.19	—	11.24	10.83	0.85	0.52	0.52	2.01	69,235	102
05-31-16	10.83	0.13	(0.47)	(0.34)	0.16	—	—	0.16	—	10.33	(3.10)	0.80	0.45	0.45	1.22	67,601	65
05-31-15	10.82	0.14•	0.16	0.30	0.29	—	—	0.29	—	10.83	2.86	0.71	0.38	0.38	1.33	86,884	38
05-31-14	9.91	0.14	1.00	1.14	0.23	—	—	0.23	—	10.82	11.57	0.75	0.37	0.37	1.37	86,914	46
Class C
05-31-18	11.29	0.12	0.80	0.92	0.21	—	—	0.21	—	12.00	8.18	1.62	1.27	1.27	1.01	15,241	78
05-31-17	10.37	0.14•	0.89	1.03	0.11	—	—	0.11	—	11.29	10.00	1.60	1.27	1.27	1.26	15,758	102
05-31-16	10.87	0.05	(0.47)	(0.42)	0.08	—	—	0.08	—	10.37	(3.86)	1.55	1.20	1.20	0.48	21,959	65
05-31-15	10.86	0.06	0.16	0.22	0.21	—	—	0.21	—	10.87	2.09	1.46	1.13	1.13	0.60	26,229	38
05-31-14	9.95	0.06	1.01	1.07	0.16	—	—	0.16	—	10.86	10.81	1.50	1.12	1.12	0.60	27,300	46
Class I
05-31-18	11.40	0.24	0.82	1.06	0.35	—	—	0.35	—	12.11	9.31	0.56	0.27	0.27	2.03	13,541	78
05-31-17	10.48	0.25	0.89	1.14	0.22	—	—	0.22	—	11.40	11.06	0.53	0.27	0.27	2.26	13,077	102
05-31-16	10.99	0.16	(0.48)	(0.32)	0.19	—	—	0.19	—	10.48	(2.88)	0.47	0.20	0.20	1.46	12,623	65
05-31-15	10.98	0.18	0.15	0.33	0.32	—	—	0.32	—	10.99	3.09	0.42	0.13	0.13	1.59	14,705	38
05-31-14	10.05	0.17	1.02	1.19	0.26	—	—	0.26	—	10.98	11.94	0.40	0.12	0.12	1.63	15,100	46
Class O
05-31-18	11.17	0.21	0.80	1.01	0.32	—	—	0.32	—	11.86	9.06	0.87	0.52	0.52	1.76	60,484	78
05-31-17	10.27	0.22	0.88	1.10	0.20	—	—	0.20	—	11.17	10.82	0.85	0.52	0.52	2.01	58,988	102
05-31-16	10.77	0.13	(0.47)	(0.34)	0.16	—	—	0.16	—	10.27	(3.10)	0.80	0.45	0.45	1.21	57,455	65
05-31-15	10.77	0.15	0.14	0.29	0.29	—	—	0.29	—	10.77	2.79	0.71	0.38	0.38	1.34	62,183	38
05-31-14	9.86	0.14	1.00	1.14	0.23	—	—	0.23	—	10.77	11.64	0.75	0.37	0.37	1.37	65,315	46
Class R6
09-29-17(5) - 05-31-18	11.90	0.19•	0.31	0.50	0.36	—	—	0.36	—	12.04	4.16	1.09	0.27	0.27	2.30	3	78
Class W
05-31-18	11.39	0.23•	0.83	1.06	0.35	—	—	0.35	—	12.10	9.29	0.62	0.27	0.27	1.91	78	78
05-31-17	10.48	0.23	0.91	1.14	0.23	—	—	0.23	—	11.39	11.05	0.60	0.27	0.27	2.24	104	102
05-31-16	10.98	0.16•	(0.47)	(0.31)	0.19	—	—	0.19	—	10.48	(2.76)	0.55	0.20	0.20	1.58	48	65
05-31-15	10.98	0.04•	0.28	0.32	0.32	—	—	0.32	—	10.98	3.05	0.46	0.13	0.13	0.40	91	38
05-31-14	10.05	0.15•	1.04	1.19	0.26	—	—	0.26	—	10.98	11.91	0.50	0.12	0.12	1.47	8	46

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

See Accompanying Notes to Financial Statements
14

Financial Highlights (continued)

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by an Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include expenses of Underlying Funds.

(5)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements
15

NOTES TO FINANCIAL STATEMENTS as of May 31, 2018

NOTE 1 — ORGANIZATION
Voya Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are six separate active investment series that comprise the Company. The series included in this report is Voya Global Multi-Asset Fund (“Global Multi-Asset” or the “Fund”), a diversified series of the Company.
The Fund offers the following classes of shares: Class A, Class C, Class I, Class O, Class R6, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
The investment companies in which the Fund invests are collectively referred to as the “Underlying Funds.”
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Fund’s Board of Directors (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent

16

NOTES TO FINANCIAL STATEMENTS as of May 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments. The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes

17

NOTES TO FINANCIAL STATEMENTS as of May 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method. Capital gain dividends from affiliated Underlying Funds are recorded as distributions of realized gains from affiliated Underlying Funds.
C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.
Reported net realized foreign exchange gains or losses arise from the difference between the amounts of foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign exchange gains and losses arise from changes in the value of foreign/withholding tax reclaim receivables, resulting from changes in the exchange rate.
D. Risk Exposures and the Use of Derivative Instruments. The Fund’s investment strategies permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, the Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

18

NOTES TO FINANCIAL STATEMENTS as of May 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose the Fund to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements

19

NOTES TO FINANCIAL STATEMENTS as of May 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Fund may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of May 31, 2018, the maximum amount of loss the Fund would incur if the counterparties to its derivative transactions failed to perform would be $11,066 which represents the gross payments to be received by the Fund on open forward foreign currency contracts were they to be unwound as of May 31, 2018. As of May 31, 2018, there was no collateral received by the Fund from any counterparty.
The Fund’s master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.
As of May 31, 2018, the Fund had a liability position of $70,594 on open forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of May 31, 2018, the Fund could have been required to pay this amount in cash to its counterparties. As of May 31, 2018, the Fund had not pledged any cash collateral for its open OTC derivatives transactions.
E. Forward Foreign Currency Contracts and Futures Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses on forward foreign currency contracts are included on the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.
During the year ended May 31, 2018, the Fund had an average contract amount on forward foreign currency contracts to buy and sell of  $5,193,361 and $5,372,775, respectively. Please refer to the tables following the Portfolio of Investments for open forwards foreign currency contracts at May 31, 2018.
The Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

20

NOTES TO FINANCIAL STATEMENTS as of May 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended May 31, 2018, the Fund had purchased and sold futures contracts on various equity indices to enable the Fund to make market directional tactical decisions to enhance returns, to protect against a decline in its assets or as a substitute for the purchase or sale of equity securities. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended May 31, 2018, the Fund had average notional values on futures contracts purchased and sold of  $11,788,019 and $11,572,871, respectively. Please refer to the table following the Portfolio of Investments for open futures contracts at May 31, 2018.
F. Swap Agreements. The Fund may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. The Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency, commodity and interest rate risk. All outstanding swap agreements are reported following the Fund’s Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The fair value of the swap contract is recorded on the Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the fair value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by the Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap. The Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Total Return Swap Contracts. A total return swap involves the agreement between counterparties to exchange periodic payments based on an asset (such as a basket of securities) or non-asset (such as an index) reference. The periodic payments or cash flows, are usually based on the non-asset reference versus the total return or the asset-based reference. The asset-based reference generally includes unrealized appreciation or depreciation and to the extent that the total return falls short of or exceeds the non-asset reference, the Fund will make or receive a payment to the counterparty. Risks of total return swaps include credit, liquidity and market risks.
Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument, or instruments. Total return swaps are less standard in structure than other types of swaps and can isolate and, or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.
For the year ended May 31, 2018, the Fund had entered into total return swaps on commodity-linked indices to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities. To the extent the return of the commodity index exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. For the year ended May 31, 2018, the Fund had an average notional amount of  $15,600,000 on total return swaps. At May 31, 2018, the Fund did not have any open total return swaps.
G. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date.

21

NOTES TO FINANCIAL STATEMENTS as of May 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Fund declares and pays dividends and capital gain distributions, if any, at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
H. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
I. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
J. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended May 31, 2018, the cost of purchases and the proceeds from the sales of investments, excluding short-term securities, were as follows:
Purchases	Sales
$122,896,929	$129,865,221
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the
Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Management Agreement compensates the Investment Adviser with a management fee equal to (1) 0.18% of the Fund’s average daily net assets invested in affiliated Underlying Funds; (2) 0.900% on the first $500 million; 0.875% on the next $500 million; 0.850% on the next $500 million; 0.825% on the next $500 million; and 0.800% thereafter of the Fund’s average daily net assets invested in direct investments; and (3) 0.40% of the Fund’s average daily net assets invested in other investments.
Prior to October 1, 2017, the Investment Adviser was contractually obligated to waive 0.02% of the management fee. This waiver was not eligible for recoupment.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Fund (except as noted below) has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund, except Class I, Class R6 and Class W, pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:
Class A	Class C	Class O
0.25%	1.00%	0.25%
The Distributor may also retain the proceeds of the initial sales charge paid by the shareholders upon the purchase

22

NOTES TO FINANCIAL STATEMENTS as of May 31, 2018 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class C shares. For the year ended May 31, 2018, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:	$5,392	$—
Contingent Deferred Sales Charges:	—	405
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At May 31, 2018, there were no direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies that owned more than 5% of the Fund.
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES
At May 31, 2018, the Fund had the following payables included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of the total liabilities:
Accrued Expense	Amount
Transfer Agent	$105,501
NOTE 8 — EXPENSE LIMITATION AGREEMENT
Voya Investments has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses and extraordinary expenses to the levels listed below:
Maximum Operating Expense Limit (as a percentage of average net assets)(1)
Class A	Class C	Class I	Class O	Class R6	Class W
1.15%	1.90%	0.90%	1.15%	0.90%	0.90%

(1)
These operating expense limits take into account operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by the Fund will vary based on the Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from the Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of May 31, 2018, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
May 31,			Total
2019	2020	2021
$413,005	$364,206	$451,892	$1,229,103
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of May 31, 2018, are as follows:
	May 31,			Total
	2019	2020	2021
Class A	$54,087	$46,085	$42,238	$142,410
Class C	17,617	14,625	9,462	41,704
Class O	43,173	39,389	36,659	119,221
Class W	53	50	63	166

23

NOTES TO FINANCIAL STATEMENTS as of May 31, 2018 (continued)

NOTE 8 — EXPENSE LIMITATION
AGREEMENT (continued)

The Expense Limitation Agreement is contractual through October 1, 2018 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Effective May 18, 2018, the Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 17, 2019. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The Fund utilized the line of credit during the year ended May 31, 2018 as follows:
Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
4	$1,253,000	2.16%

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Class A
5/31/2018	272,888	—	133,190	(747,710)	—	(341,632)	3,251,340	—	1,594,284	(8,871,373)	—	(4,025,749)
5/31/2017	539,223	—	100,216	(1,036,562)	15,322	(381,801)	5,957,421	—	1,049,263	(11,078,527)	170,070	(3,901,773)
Class B(1)
5/31/2018	—	—	—	—	—	—	—	—	—	—	—	—
5/31/2017	30	—	200	(55,849)	(15,011)	(70,630)	316	—	2,140	(611,353)	(170,070)	(778,967)
Class C
5/31/2018	80,252	—	22,516	(229,249)	—	(126,481)	958,856	—	271,991	(2,714,828)	—	(1,483,981)
5/31/2017	43,229	—	14,954	(779,491)	—	(721,308)	459,816	—	157,760	(8,559,199)	—	(7,941,623)
Class I
5/31/2018	92,853	—	31,130	(153,136)	—	(29,153)	1,116,809	—	377,922	(1,850,724)	—	(355,993)
5/31/2017	73,163	—	22,394	(152,957)	—	(57,400)	797,461	—	237,601	(1,647,191)	—	(612,129)
Class O
5/31/2018	364,947	—	4,467	(550,435)	—	(181,021)	4,343,305	—	53,158	(6,500,531)	—	(2,104,068)
5/31/2017	307,568	—	3,261	(622,608)	—	(311,779)	3,252,171	—	33,944	(6,617,056)	—	(3,330,941)
Class R6
9/29/2017(2) - 5/31/2018	252	—	8	0	—	260	3,000	—	90	0	—	3,090
Class W
5/31/2018	17,899	—	209	(20,779)	—	(2,671)	212,563	—	2,538	(247,268)	—	(32,167)
5/31/2017	10,337	—	154	(5,940)	—	4,551	112,656	—	1,634	(65,125)	—	49,165

(1)
Class B converted to Class A on May 2, 2017.

(2)
Commencement of operations.

NOTE 11 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transaction and wash sale deferrals. Distributions in excess of net investment income

24

NOTES TO FINANCIAL STATEMENTS as of May 31, 2018 (continued)

NOTE 11 — FEDERAL INCOME TAXES (continued)

and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of May 31, 2018:
Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
$(88,871)	$1,649,223	$(1,560,352)
The tax composition of dividends and distributions to shareholders was as follows:
Year Ended May 31, 2018	Year Ended May 31, 2017
Ordinary Income	Ordinary Income
$4,210,834	$2,713,442
The tax-basis components of distributable earnings as of May 31, 2018 were:
Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
$640,337	$73,906	$14,160,694
At May 31, 2018, the Fund did not have any capital loss carryforwards for U.S. federal income tax purposes.
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of May 31, 2018, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2013.
NOTE 12 — SUBSEQUENT EVENTS
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

25

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of May 31, 2018

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 30.3%
20,292	iShares Barclays 20+ Year Treasury Bond Fund	$2,459,796	1.5
45,326	iShares MSCI EAFE Index Fund	3,145,624	2.0
68,065	iShares MSCI Emerging Markets Index Fund	3,109,890	2.0
67,765	iShares Russell 1000 Growth Index Fund	9,651,769	6.1
92,694	iShares Russell 1000 Value Index Fund	11,220,609	7.1
67,620	iShares S&P 500 Index Fund	18,442,003	11.6
	Total Exchange-Traded Funds (Cost $44,761,365)	48,029,691	30.3
MUTUAL FUNDS: 68.4%
	Affiliated Investment Companies: 65.8%
1,301,576	Voya Floating Rate Fund - Class I	12,807,508	8.1
487,898	Voya Global Bond Fund - Class R6	4,766,765	3.0
1,232,940	Voya High Yield Bond Fund - Class R6	9,666,253	6.1
895,473	Voya Intermediate Bond Fund - Class R6	8,793,546	5.5
242,686	Voya Large Cap Value Fund - Class R6	3,169,483	2.0
57,349	Voya Large-Cap Growth Fund - Class R6	2,460,276	1.5
154,551 (1)	Voya MidCap Opportunities Fund - Class R6	4,097,134	2.6
1,037,156	Voya Multi-Manager Emerging Markets Equity Fund - Class I	13,275,602	8.4
1,564,070	Voya Multi-Manager International Equity Fund - Class I	19,144,217	12.0
1,799,443	Voya Multi-Manager International Factors Fund - Class I	19,056,104	12.0
340,319	Voya Multi-Manager Mid Cap Value Fund - Class I	4,080,430	2.6
186,482	Voya Small Company Fund - Class R6	3,257,834	2.0
		104,575,152	65.8
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Unaffiliated Investment Companies: 2.6%
788,455	Credit Suisse Commodity Return Strategy Fund - Class I	$4,099,967	2.6
	Total Mutual Funds (Cost $96,005,674)	108,675,119	68.4

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: 0.0%
		Other Asset-Backed Securities: 0.0%
2,517		Chase Funding Trust Series 2003-5 2A2, 2.560%, (US0001M + 0.600%), 07/25/2033	2,449	0.0
42,581	(2)(3)	Credit-Based Asset Servicing and Securitization LLC 2007-SP1 A4, 5.684%, 12/25/2037	43,645	0.0
206		RAMP Series Trust 2003-RS5 AIIB, 2.580%, (US0001M + 0.620%), 06/25/2033	206	0.0
		Total Asset-Backed Securities (Cost $45,303)	46,300	0.0
		Total Long-Term Investments (Cost $140,812,342)	156,751,110	98.7

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.4%
	Mutual Funds: 0.4%
639,854 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.640% (Cost $639,854)	639,854	0.4
	Total Short-Term Investments (Cost $639,854)	639,854	0.4
	Total Investments in Securities (Cost $141,452,196)	$157,390,964	99.1
	Assets in Excess of Other Liabilities	1,403,029	0.9
	Net Assets	$158,793,993	100.0

See Accompanying Notes to Financial Statements
26

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of May 31, 2018 (continued)

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
Security has certain features based on future events that may cause the coupon to change. Rate shown is the rate in effect as of May 31, 2018.

(3)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(4)
Rate shown is the 7-day yield as of May 31, 2018.

Reference Rate Abbreviations:
US0001M        1-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2018
Asset Table
Investments, at fair value
Exchange-Traded Funds	$48,029,691	$—	$—	$48,029,691
Mutual Funds	108,675,119	—	—	108,675,119
Asset-Backed Securities	—	46,300	—	46,300
Short-Term Investments	639,854	—	—	639,854
Total Investments, at fair value	$157,344,664	$46,300	$—	$157,390,964
Other Financial Instruments+
Forward Foreign Currency Contracts	—	11,066	—	11,066
Futures	435,914	—	—	435,914
Total Assets	$157,780,578	$57,366	$—	$157,837,944
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(70,594)	$—	$(70,594)
Futures	(423,364)	—	—	(423,364)
Total Liabilities	$(423,364)	$(70,594)	$—	$(493,958)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At May 31, 2018, the following forward foreign currency contracts were outstanding for Voya Global Multi-Asset Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP 370,000	USD 505,253	Bank of America N.A.	06/05/18	$(13,369)
NOK 15,620,000	USD 1,934,951	Bank of America N.A.	06/05/18	(25,967)
USD 715,732	CHF 710,000	Bank of America N.A.	06/05/18	(4,709)
SGD 2,170,000	USD 1,629,697	Bank of America N.A.	06/05/18	(8,872)
USD 2,205,892	NZD 3,150,000	BNP Paribas	06/05/18	1,521
USD 721,469	JPY 78,980,000	Citibank N.A.	06/05/18	(4,603)
USD 807,987	CAD 1,040,000	JPMorgan Chase Bank N.A.	06/05/18	5,865
USD 1,423,814	AUD 1,900,000	The Bank of New York Mellon	06/05/18	(13,074)
SEK 16,100,000	USD 1,822,357	The Bank of New York Mellon	06/07/18	3,680
				$(59,528)

See Accompanying Notes to Financial Statements
27

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of May 31, 2018 (continued)

At May 31, 2018, the following futures contracts were outstanding for Voya Global Multi-Asset Fund:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
EURO STOXX 50® Index	231	06/15/18	$9,200,573	$435,914
			$9,200,573	$435,914
Short Contracts:
S&P 500 E-Mini	(72)	06/15/18	(9,739,800)	(423,364)
			$(9,739,800)	$(423,364)

Currency Abbreviations
AUD – Australian Dollar
CAD – Canadian Dollar
CHF – Swiss Franc
GBP – British Pound
JPY – Japanese Yen
NOK – Norwegian Krone
NZD – New Zealand Dollar
SEK – Swedish Krona
SGD – Singapore Dollar
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of May 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$435,914
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	11,066
Total Asset Derivatives		$446,980
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$423,364
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	70,594
Total Liability Derivatives		$493,958

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements
28

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of May 31, 2018 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended May 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Swaps	Total
Foreign exchange contracts	$84,806	$—	$—	$84,806
Equity contracts	—	1,154,192	—	1,154,192
Commodity contracts	—	—	451,181	451,181
Total	$84,806	$1,154,192	$451,181	$1,690,179

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Swaps	Total
Foreign exchange contracts	$(45,995)	$—	$—	$(45,995)
Equity contracts	—	(70,810)	—	(70,810)
Commodity contracts	—	—	(18,067)	(18,067)
Total	$(45,995)	$(70,810)	$(18,067)	$(134,872)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at May 31, 2018:
	Bank of America N.A.	BNP Paribas	Citibank N.A.	JPMorgan Chase Bank N.A.	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts		$1,521		$5,865	$3,680	$11,066
Total Assets	$—	$1,521	$—	$5,865	$3,680	$11,066
Liabilities:
Forward foreign currency contracts	$52,917	$—	$4,603		$13,074	$70,594
Total Liabilities	$52,917	$—	$4,603	$—	$13,074	$70,594
Net OTC derivative instruments by counterparty, at fair value	$(52,917)	$1,521	$(4,603)	$5,865	$(9,394)	$(59,528)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$(52,917)	$1,521	$(4,603)	$5,865	$(9,394)	$(59,528)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
See Accompanying Notes to Financial Statements
29

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of May 31, 2018 (continued)

The following table provides transactions during the year ended May 31, 2018, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 5/31/17	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 05/31/18	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund - Class I	$12,560,096	$837,491	$(539,559)	$(50,520)	$12,807,508	$491,926	$(16,678)	$—
Voya Global Bond Fund - Class R6	7,840,221	405,562	(3,373,295)	(105,723)	4,766,765	299,780	106,095	—
Voya Global Real Estate Fund - Class R6	1,581,249	282,966	(1,345,673)	(518,542)	—	72,358	293,016	210,608
Voya High Yield Bond Fund - Class R6	9,469,174	713,515	(96,827)	(419,609)	9,666,253	535,047	(3,634)	—
Voya Intermediate Bond Fund - Class R6	8,682,187	602,712	(221,087)	(270,266)	8,793,546	278,338	(3,291)	—
Voya Large Cap Value Fund - Class R6	6,243,110	647,290	(3,259,274)	(461,643)	3,169,483	114,134	218,010	533,156
Voya Large-Cap Growth Fund - Class R6	—	3,331,216	(1,085,999)	215,059	2,460,276	15,412	61,032	166,870
Voya MidCap Opportunities Fund - Class R6	4,750,139	605,026	(915,401)	(342,630)	4,097,134	—	337,634	605,026
Voya Multi-Manager Emerging Markets Equity Fund - Class I	9,311,338	4,487,291	(1,361,918)	838,891	13,275,602	136,165	238,785	—
Voya Multi-Manager International Equity Fund - Class I	18,929,393	471,562	(1,329,140)	1,072,402	19,144,217	335,639	92,312	104,354
Voya Multi-Manager International Factors Fund - Class I	15,843,071	3,996,566	(1,225,690)	442,157	19,056,104	494,536	116,479	475,464
Voya Multi-Manager Mid Cap Value Fund - Class I	4,622,492	334,010	(1,159,332)	283,260	4,080,430	37,288	(47,184)	296,722
Voya Real Estate Fund - Class R6	1,552,552	272,458	(1,912,965)	87,955	—	35,065	(343,629)	237,392
Voya Small Company Fund - Class R6	6,121,221	713,684	(3,669,403)	92,332	3,257,834	20,675	(178,860)	693,012
	$107,506,243	$17,701,349	$(21,495,563)	$863,123	$104,575,152	$2,866,363	$870,087	$3,322,604

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At May 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $143,002,358.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$17,154,977
Gross Unrealized Depreciation	(2,994,283)
Net Unrealized Appreciation	$14,160,694

See Accompanying Notes to Financial Statements
30

TAX INFORMATION (Unaudited)

Dividends paid during the year ended May 31, 2018 were as follows:
Fund Name	Type	Per Share Amount
Voya Global Multi-Asset Fund
Class A	NII	$0.3221
Class C	NII	$0.2147
Class I	NII	$0.3521
Class O	NII	$0.3227
Class R6	NII	$0.3578
Class W	NII	$0.3488

NII – Net investment income
Of the ordinary distributions made during the year ended May 31, 2018, 16.82% qualifies for the dividends received deduction (DRD) available to corporate shareholders.
For the year ended May 31, 2018, 39.29% of ordinary distributions paid by the Fund are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals.
Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates 26.68% of net investment income distributions as interest-related dividends.
The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amounts as foreign taxes paid for the year ended May 31, 2018:
Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
$95,753	$0.0072	19.01%

*
The Fund did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
31

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about Directors of the Company and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Director	May 2013 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	151	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Chairperson Director	January 2014 – Present May 2013 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	May 2013 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	151	Wisconsin Energy Corporation (June 2006 – Present); The Royce Fund (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 68	Director	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	151	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Director	December 2007 – Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Director	May 2013 – Present	Retired.	151	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Director	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	151	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	May 2013 – Present	Consultant (May 2001 – Present).	151	None.
32

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Director	October 2015 – Present	Retired.	151	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	May 2013 – Present	Retired.	151	None.
Director who is an “interested person”:
Dina Santoro(3) 230 Park Avenue New York, New York 10169 Age: 45	Director	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	151	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of June 30, 2018.

(3)
Effective July 10, 2018, Ms. Santoro was appointed to the Board of Directors and is deemed to be an “interested person” of the Company as defined in the 1940 Act, because of her current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates

33

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 49	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018); Chief Financial Officer and Chief Accounting Officer, Hartford Investment Management (September 2003 – September 2014).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 45	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018-Present); Director, Voya Funds Services, LLC (March 2018-Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017-Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 68	Executive Vice President Chief Investment Risk Officer	March 2002 – Present May 2013 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 60	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Senior Vice President	December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 48	Senior Vice President	June 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
34

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – Present); Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014); Assistant Vice President, Senior Project Manager (May 2008 – May 2013).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	March 2002 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018); Assistant Vice President, Voya Investment Management (March 2011 – March 2014).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Monia Piacenti(2) One Orange Way Windsor, Connecticut 06095 Age: 41	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Senior Compliance Officer, Voya Investment Management (December 2009 – Present).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Secretary	May 2013 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
35

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Assistant Secretary	August 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Assistant Secretary	May 2013 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

(2)
Effective June 30, 2018, Monia Piacenti has been appointed to the funds’ Officer list as Anti-Money Laundering Officer for the funds.

36

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163055         (0518-072518)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that Colleen D. Baldwin, Martin J. Gavin, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $87,795 for the year ended May 31, 2018 and $96,995 for the year ended May 31, 2017.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $10,800 for the year ended May 31, 2018 and $10,800 for the year ended May 31, 2017.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $33,900 for the year ended May 31, 2018 and $33,900 for the year ended May 31, 2017. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended May 31, 2018 and $0 for the year ended May 31, 2017.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.       Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.       Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.       Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.       Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.       Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.       Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.      Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.       Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.       Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 16, 2017

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $565 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

Appendix C, continued

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s and similar routine tax consultations as requested.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated: January 1, 2018 to December 31, 2018

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended May 31, 2018 and May 31, 2017; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2018	2017
Voya Series Fund, Inc.	$44,700	$44,700
Voya Investments, LLC (1)	$77,700	$87,450

(1)	Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments as applicable, is included as part of the report to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

Voya Series Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Corporate Leaders® 100 Fund, Voya Mid Cap Research Enhanced Index Fund, and Voya Small Company Fund, (the “Funds”), each a series of Voya Series Fund, Inc., including the summary portfolios of investments, as of May 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively, the "financial statements"), the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments as of May 31, 2018 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements, financial highlights, and portfolios of investments referred to above present fairly, in all material respects, the financial position of the Funds as of May 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements, financial highlights, and portfolios of investments are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, financial highlights, and portfolios of investments, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements, financial highlights, and portfolios of investments. Such procedures also included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts

July 25, 2018

Voya Corporate Leaders® 100 Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.6%
		Consumer Discretionary: 15.0%
6,730	(1)	Amazon.com, Inc.	10,967,343	1.1
4,689	(1)	Booking Holdings, Inc.	9,888,726	1.0
31,449	(1)	Charter Communications, Inc.	8,209,447	0.8
289,393		Comcast Corp. – Class A	9,023,274	0.9
886,832		Ford Motor Co.	10,242,910	1.0
271,527		General Motors Co.	11,594,203	1.2
55,111		Home Depot, Inc.	10,280,957	1.0
112,145		Lowe's Cos, Inc.	10,654,896	1.1
60,799		McDonald's Corp.	9,728,448	1.0
147,175		Nike, Inc.	10,567,165	1.0
166,340		Starbucks Corp.	9,426,488	0.9
139,218		Target Corp.	10,147,600	1.0
102,241		Time Warner, Inc.	9,627,012	1.0
268,424		Twenty-First Century Fox, Inc. - Class A	10,347,745	1.0
97,738		Walt Disney Co.	9,721,999	1.0
			150,428,213	15.0

		Consumer Staples: 9.9%
154,220		Altria Group, Inc.	8,596,223	0.9
222,323		Coca-Cola Co.	9,559,889	0.9
136,032		Colgate-Palmolive Co.	8,582,259	0.9
52,455		Costco Wholesale Corp.	10,398,679	1.0
156,935		Kraft Heinz Co.	9,020,624	0.9
237,276		Mondelez International, Inc.	9,317,829	0.9
88,214		PepsiCo, Inc.	8,843,453	0.9
96,514		Philip Morris International, Inc.	7,676,724	0.8
122,161		Procter & Gamble Co.	8,938,520	0.9
142,492		Walgreens Boots Alliance, Inc.	8,890,076	0.9
109,732		Walmart, Inc.	9,057,279	0.9
			98,881,555	9.9

		Energy: 7.7%
85,916		Chevron Corp.	10,679,359	1.1
163,988		ConocoPhillips	11,051,151	1.1
132,278		Exxon Mobil Corp.	10,746,265	1.1
209,144		Halliburton Co.	10,402,822	1.0
650,304		Kinder Morgan, Inc.	10,847,071	1.1
152,512		Occidental Petroleum Corp.	12,841,510	1.3
152,367		Schlumberger Ltd.	10,463,042	1.0
			77,031,220	7.7

		Financials: 14.4%
101,798		Allstate Corp.	9,516,077	0.9
104,448		American Express Co.	10,267,238	1.0
176,652		American International Group, Inc.	9,325,459	0.9
327,698		Bank of America Corp.	9,516,350	1.0
190,300		Bank of New York Mellon Corp.	10,418,925	1.0
48,971	(1)	Berkshire Hathaway, Inc. – Class B	9,379,416	0.9
18,241		Blackrock, Inc.	9,744,889	1.0
Shares			Value	Percentage of Net Assets
		Financials: 14.4% (continued)
102,165		Capital One Financial Corp.	9,603,510	1.0
141,094		Citigroup, Inc.	9,409,559	0.9
38,623		Goldman Sachs Group, Inc.	8,724,163	0.9
89,178		JPMorgan Chase & Co.	9,542,938	1.0
209,827		Metlife, Inc.	9,649,944	1.0
182,027		Morgan Stanley	9,126,834	0.9
192,352		US Bancorp	9,615,677	1.0
187,084		Wells Fargo & Co.	10,100,665	1.0
			143,941,644	14.4

		Health Care: 15.5%
162,605		Abbott Laboratories	10,005,086	1.0
102,165		AbbVie, Inc.	10,108,205	1.0
58,142		Allergan plc	8,767,814	0.9
56,501		Amgen, Inc.	10,148,710	1.0
35,433	(1)	Biogen, Inc.	10,415,885	1.0
153,925		Bristol-Myers Squibb Co.	8,099,533	0.8
108,937	(1)	Celgene Corp.	8,571,163	0.8
153,581		CVS Health Corp.	9,735,499	1.0
99,784		Danaher Corp.	9,906,555	1.0
125,062		Eli Lilly & Co.	10,635,272	1.1
128,792		Gilead Sciences, Inc.	8,680,581	0.9
75,568		Johnson & Johnson	9,039,444	0.9
122,752		Medtronic PLC	10,595,953	1.0
174,824		Merck & Co., Inc.	10,407,273	1.0
272,834		Pfizer, Inc.	9,802,926	1.0
44,079		UnitedHealth Group, Inc.	10,645,519	1.1
			155,565,418	15.5

		Industrials: 12.8%
44,478		3M Co.	8,772,396	0.9
30,096		Boeing Co.	10,598,607	1.1
66,349		Caterpillar, Inc.	10,079,077	1.0
143,106		Emerson Electric Co.	10,137,629	1.0
41,020		FedEx Corp.	10,218,902	1.0
44,327		General Dynamics Corp.	8,941,199	0.9
704,020		General Electric Co.	9,912,602	1.0
67,229		Honeywell International, Inc.	9,943,841	1.0
28,722		Lockheed Martin Corp.	9,034,218	0.9
45,633		Raytheon Co.	9,560,113	0.9
73,655		Union Pacific Corp.	10,514,988	1.0
93,797		United Parcel Service, Inc. - Class B	10,891,708	1.1
77,390		United Technologies Corp.	9,659,820	1.0
			128,265,100	12.8

		Information Technology: 14.6%
65,336		Accenture PLC	10,175,429	1.0
9,589	(1)	Alphabet, Inc. - Class C	10,403,969	1.0
57,852		Apple, Inc.	10,810,803	1.1
231,182		Cisco Systems, Inc.	9,873,783	1.0
62,937	(1)	Facebook, Inc.	12,070,058	1.2
194,175		Intel Corp.	10,718,460	1.1
63,147		International Business Machines Corp.	8,923,303	0.9
56,538		Mastercard, Inc. - Class A	10,749,005	1.1
107,743		Microsoft Corp.	10,649,318	1.1
214,119		Oracle Corp.	10,003,640	1.0

See Accompanying Notes to Financial Statements

Voya Corporate Leaders® 100 Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2018 (continued)

Shares		Value	Percentage of Net Assets
		Information Technology: 14.6% (continued)
128,311	(1) PayPal Holdings, Inc.	10,530,484	1.0
176,071	Qualcomm, Inc.	10,233,246	1.0
94,506	Texas Instruments, Inc.	10,576,166	1.0
82,325	Visa, Inc. - Class A	10,761,524	1.1
		146,479,188	14.6

	Materials: 2.0%
154,319	DowDuPont, Inc.	9,893,391	1.0
82,493	Monsanto Co.	10,514,558	1.0
		20,407,949	2.0

	Real Estate: 1.0%
61,774	Simon Property Group, Inc.	9,897,430	1.0

	Telecommunication Services: 1.8%
270,839	AT&T, Inc.	8,753,516	0.9
200,647	Verizon Communications, Inc.	9,564,843	0.9
		18,318,359	1.8

	Utilities: 3.9%
124,400	Duke Energy Corp.	9,598,704	0.9
249,896	Exelon Corp.	10,343,195	1.0
59,354	NextEra Energy, Inc.	9,841,487	1.0
215,749	Southern Co.	9,687,130	1.0
		39,470,516	3.9

	Total Common Stock
	(Cost $653,718,276)	988,686,592	98.6

SHORT-TERM INVESTMENTS: 1.3%
	Mutual Funds: 1.3%
13,162,928	(2) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.640%
	(Cost $13,162,928)	13,162,928	1.3

	Total Short-Term Investments
	(Cost $13,162,928)	13,162,928	1.3

	Total Investments in Securities (Cost $666,881,204)	$1,001,849,520	99.9
	Assets in Excess of Other Liabilities	1,318,666	0.1
	Net Assets	$1,003,168,186	100.0

(1)	Non-income producing security.
(2)	Rate shown is the 7-day yield as of May 31, 2018.

See Accompanying Notes to Financial Statements

Voya Small Company Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.4%
		Consumer Discretionary: 11.7%
125,970		Big Lots, Inc.	5,153,433	0.6
133,700		Caleres, Inc.	4,741,002	0.6
157,910	(1)	Camping World Holdings, Inc.	3,000,290	0.4
67,421		Childrens Place, Inc./The	8,680,454	1.1
229,080		Dana, Inc.	5,108,484	0.6
344,765		Extended Stay America, Inc.	7,257,303	0.9
355,780	(2)	Gray Television, Inc.	3,913,580	0.5
87,630	(2)	Helen of Troy Ltd.	7,869,174	1.0
89,369		Jack in the Box, Inc.	7,209,397	0.9
64,116		Lithia Motors, Inc.	6,267,339	0.8
115,455	(2)	Malibu Boats, Inc.	4,950,710	0.6
68,025		Marriott Vacations Worldwide Corp.	8,179,326	1.0
483,214	(1),(2)	Party City Holdco, Inc.	7,103,246	0.9
134,111	(2)	Red Robin Gourmet Burgers, Inc.	6,752,489	0.8
244,967		Red Rock Resorts, Inc.	8,436,663	1.0
			94,622,890	11.7

		Consumer Staples: 1.6%
471,544	(2)	Hostess Brands, Inc.	6,427,145	0.8
194,071	(2)	Performance Food Group Co.	6,938,038	0.8
			13,365,183	1.6

		Energy: 4.0%
286,657	(1),(2)	Carrizo Oil & Gas, Inc.	7,240,956	0.9
58,459	(2)	Dril-Quip, Inc.	2,808,955	0.4
482,140	(2)	Forum Energy Technologies, Inc.	6,822,281	0.8
543,488	(2)	Laredo Petroleum, Inc.	5,043,568	0.6
326,841	(2)	QEP Resources, Inc.	3,951,508	0.5
281,702	(1),(2)	Unit Corp.	6,152,372	0.8
			32,019,640	4.0

		Financials: 20.8%
93,851		Bank of NT Butterfield & Son Ltd.	4,481,385	0.6
395,442		BrightSphere Investment Group PLC	6,133,305	0.8
237,327		Cadence BanCorp	6,932,322	0.9
232,314		CenterState Bank Corp.	7,143,656	0.9
160,966		Chemical Financial Corp.	9,033,412	1.1
195,549		Great Western Bancorp, Inc.	8,523,981	1.1
117,140		Horace Mann Educators Corp.	5,177,588	0.6
172,459		Houlihan Lokey, Inc.	8,431,521	1.0
111,125		Independent Bank Group, Inc.	8,362,156	1.0
213,970		Luther Burbank Corp.	2,621,133	0.3
84,375		MB Financial, Inc.	4,167,281	0.5
88,814		Pinnacle Financial Partners, Inc.	5,954,979	0.7
69,360		Piper Jaffray Cos.	5,188,128	0.6
55,900		Primerica, Inc.	5,497,765	0.7
Shares			Value	Percentage of Net Assets
		Financials: 20.8% (continued)
122,400		ProAssurance Corp.	4,700,160	0.6
336,363		Radian Group, Inc.	5,348,172	0.7
397,589		Redwood Trust, Inc.	6,504,556	0.8
223,408	(2)	Seacoast Banking Corp. of Florida	6,965,861	0.9
132,305		Selective Insurance Group	7,521,539	0.9
194,134		Simmons First National Corp.	6,212,288	0.8
282,755		Sterling Bancorp, Inc./DE	6,941,635	0.9
282,436		Sterling Bancorp, Inc./MI	3,846,778	0.5
127,049		Stifel Financial Corp.	7,470,481	0.9
64,680	(2)	Texas Capital Bancshares, Inc.	6,231,918	0.8
167,132		Union Bankshares Corp.	6,869,125	0.8
52,050		Wintrust Financial Corp.	4,794,326	0.6
128,440		WSFS Financial Corp.	6,723,834	0.8
			167,779,285	20.8

		Health Care: 12.9%
41,009	(1),(2)	Aerie Pharmaceuticals, Inc.	2,103,762	0.3
78,017	(2)	Amedisys, Inc.	5,956,598	0.7
119,621	(2)	AMN Healthcare Services, Inc.	6,758,586	0.8
54,440	(2)	Arena Pharmaceuticals, Inc.	2,488,997	0.3
122,115	(2)	Array Biopharma, Inc.	1,996,580	0.2
21,212	(2)	Bluebird Bio, Inc.	3,798,009	0.5
18,965	(2)	Blueprint Medicines Corp.	1,594,577	0.2
19,085		Chemed Corp.	6,221,710	0.8
56,221	(1),(2)	Clovis Oncology, Inc.	2,640,138	0.3
160,139	(1),(2)	Dermira, Inc.	1,390,007	0.2
93,367		Encompass Health Corp.	6,045,513	0.8
80,160	(2)	Epizyme, Inc.	1,398,792	0.2
32,610	(1),(2)	Esperion Therapeutics, Inc.	1,255,159	0.2
48,839	(2)	Exact Sciences Corp.	2,907,874	0.4
64,750	(2)	FibroGen, Inc.	3,490,025	0.4
80,880	(2)	HealthEquity, Inc.	6,010,193	0.7
71,166		Hill-Rom Holdings, Inc.	6,547,272	0.8
87,125	(2)	Insmed, Inc.	2,427,303	0.3
10,275	(2)	Ligand Pharmaceuticals, Inc.	1,975,163	0.2
13,498	(2)	Loxo Oncology, Inc.	2,393,600	0.3
81,236	(2)	Masimo Corp.	8,046,426	1.0
104,070	(2)	Medidata Solutions, Inc.	8,030,041	1.0
34,335	(2)	Nektar Therapeutics	2,756,070	0.3
9,905	(1),(2)	Puma Biotechnology, Inc.	524,470	0.1
64,220	(2)	Radius Health, Inc.	1,830,270	0.2
21,432	(2)	Sage Therapeutics, Inc.	3,272,452	0.4
32,341	(2)	Sarepta Therapeutics, Inc.	3,035,203	0.4
366,903	(1),(2)	TherapeuticsMD, Inc.	2,168,397	0.3
147,623	(2)	Tivity Health, Inc.	5,174,186	0.6
			104,237,373	12.9

		Industrials: 15.6%
231,481		ABM Industries, Inc.	6,587,949	0.8
234,435		Actuant Corp.	5,474,057	0.7
105,728	(2)	Atlas Air Worldwide Holdings, Inc.	7,205,363	0.9

See Accompanying Notes to Financial Statements

Voya Small Company Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
		Industrials: 15.6% (continued)
110,887		Barnes Group, Inc.	6,588,906	0.8
145,903	(2)	Beacon Roofing Supply, Inc.	6,113,336	0.7
42,481		Curtiss-Wright Corp.	5,405,707	0.7
108,475		EMCOR Group, Inc.	8,236,507	1.0
67,805	(2)	Esterline Technologies Corp.	4,946,375	0.6
64,770		GATX Corp.	4,656,963	0.6
126,115		Granite Construction, Inc.	7,172,160	0.9
161,345		Healthcare Services Group, Inc.	5,832,622	0.7
812,295		Pitney Bowes, Inc.	7,229,425	0.9
77,252		Regal Beloit Corp.	6,137,671	0.8
246,183		Schneider National, Inc.	7,257,475	0.9
148,836	(2)	SPX FLOW, Inc.	6,484,784	0.8
144,828		Tetra Tech, Inc.	7,958,299	1.0
207,550		Universal Forest Products, Inc.	7,633,689	0.9
95,103		Watts Water Technologies, Inc.	7,318,176	0.9
104,699		Woodward, Inc.	7,933,043	1.0
			126,172,507	15.6

		Information Technology: 16.8%
324,884	(2)	8x8, Inc.	6,075,331	0.7
354,525	(2)	ACI Worldwide, Inc.	8,561,779	1.1
52,322	(2)	CACI International, Inc.	8,719,461	1.1
368,600	(2)	Conduent, Inc.	7,095,550	0.9
92,702	(2)	Cornerstone OnDemand, Inc.	4,586,895	0.6
151,815		Entegris, Inc.	5,328,706	0.7
62,755	(2)	Euronet Worldwide, Inc.	5,259,497	0.6
139,251	(2)	Everbridge, Inc.	6,415,294	0.8
43,961	(2)	Fair Isaac Corp.	8,090,143	1.0
204,300	(1),(2)	Finisar Corp.	3,311,703	0.4
92,425	(2)	GreenSky, Inc.	2,474,217	0.3
122,031		j2 Global, Inc.	10,304,298	1.3
34,862		Littelfuse, Inc.	7,566,797	0.9
50,915		MKS Instruments, Inc.	5,712,663	0.7
236,188	(2)	Netscout Systems, Inc.	6,377,076	0.8
129,109	(2)	Plexus Corp.	7,507,688	0.9
54,893	(2)	Proofpoint, Inc.	6,416,443	0.8
206,965	(2)	Rudolph Technologies, Inc.	6,933,327	0.8
66,978		SYNNEX Corp.	7,154,590	0.9
85,729	(2)	TTM Technologies, Inc.	1,545,694	0.2
126,941	(2)	Verint Systems, Inc.	5,356,910	0.7
94,082	(2)	Virtusa Corp.	4,567,681	0.6
			135,361,743	16.8

		Materials: 4.3%
128,190		Carpenter Technology Corp.	7,683,709	1.0
297,719		Commercial Metals Co.	7,038,077	0.9
82,650		Minerals Technologies, Inc.	6,033,450	0.7
159,808		PolyOne Corp.	6,699,151	0.8
147,830		Worthington Industries, Inc.	7,088,449	0.9
			34,542,836	4.3

		Real Estate: 5.1%
358,847		Americold Realty Trust	7,392,248	0.9
828,092		Cousins Properties, Inc.	7,800,627	1.0
387,672		Easterly Government Properties, Inc.	7,850,358	1.0
Shares		Value	Percentage of Net Assets
	Real Estate: 5.1% (continued)
148,215	First Industrial Realty Trust, Inc.	4,880,720	0.6
191,611	Hudson Pacific Properties, Inc.	6,783,029	0.8
284,238	Urban Edge Properties	6,216,285	0.8
		40,923,267	5.1

	Telecommunication Services: 0.7%
531,710	(2) Vonage Holdings Corp.	6,088,080	0.7

	Utilities: 2.9%
110,273	Black Hills Corp.	6,413,478	0.8
71,924	Idacorp, Inc.	6,642,901	0.8
85,098	NorthWestern Corp.	4,636,139	0.6
133,463	Portland General Electric Co.	5,693,531	0.7
		23,386,049	2.9

	Total Common Stock
	(Cost $710,474,585)	778,498,853	96.4

EXCHANGE-TRADED FUNDS: 1.8%
91,138	iShares Russell 2000 ETF	14,834,532	1.8

	Total Exchange-Traded Funds
	(Cost $12,909,823)	14,834,532	1.8

	Total Long-Term Investments
	(Cost $723,384,408)	793,333,385	98.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.4%
	Securities Lending Collateral(3): 2.6%
1,275,770	Deutsche Bank AG, Repurchase Agreement dated 05/31/18, 1.80%, due 06/01/18 (Repurchase Amount $1,275,833, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.250%, Market Value plus accrued interest $1,301,286, due 06/05/18-04/06/45)	1,275,770	0.2
5,050,355	Millenium Fixed Income Ltd., Repurchase Agreement dated 05/31/18, 1.96%, due 06/01/18 (Repurchase Amount $5,050,626, collateralized by various U.S. Government Securities, 2.750%-3.125%, Market Value plus accrued interest $5,151,363, due 11/15/42-05/15/43)	5,050,355	0.6

See Accompanying Notes to Financial Statements

Voya Small Company Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
		Securities Lending Collateral(3): 2.6% (continued)
5,050,355	National Bank Financial, Repurchase Agreement dated 05/31/18, 1.80%, due 06/01/18 (Repurchase Amount $5,050,604, collateralized by various U.S. Government Securities, 0.000%-8.125%, Market Value plus accrued interest $5,151,360, due 02/28/19-09/09/49)	5,050,355	0.6
4,836,692	RBC Dominion Securities Inc., Repurchase Agreement dated 05/31/18, 1.79%, due 06/01/18 (Repurchase Amount $4,836,929, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $4,933,426, due 07/12/18-09/09/49)	4,836,692	0.6
5,050,400	State of Wisconsin Investment Board, Repurchase Agreement dated 05/31/18, 2.00%, due 06/01/18 (Repurchase Amount $5,050,677, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $5,151,362, due 07/15/19-02/15/48)	5,050,400	0.6
		21,263,572	2.6

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.8%
30,183,448	(4) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.640%
	(Cost $30,183,448)	30,183,448	3.8

	Total Short-Term Investments
	(Cost $51,447,020)	51,447,020	6.4

	Total Investments in Securities (Cost $774,831,428)	$844,780,405	104.6
	Liabilities in Excess of Other Assets	(37,092,747)	(4.6)
	Net Assets	$807,687,658	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of May 31, 2018.

See Accompanying Notes to Financial Statements

Voya Mid Cap Research Enhanced Index Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.2%
		Consumer Discretionary: 12.3%
10,417		Best Buy Co., Inc.	710,960	0.5
26,020	(1)	Big Lots, Inc.	1,064,478	0.7
26,297		Brinker International, Inc.	1,149,968	0.7
23,743		Brunswick Corp.	1,510,055	1.0
6,876	(2)	Burlington Stores, Inc.	1,005,615	0.6
1,455	(1)	Cracker Barrel Old Country Store, Inc.	228,013	0.1
54,036		Dana, Inc.	1,205,003	0.8
4,696	(2)	Deckers Outdoor Corp.	531,399	0.3
6,884		Domino's Pizza, Inc.	1,731,188	1.1
13,008		Gentex Corp.	312,582	0.2
7,401		Jack in the Box, Inc.	597,039	0.4
5,433		John Wiley & Sons, Inc.	368,357	0.2
46,060		KB Home	1,213,221	0.8
6,172		Kohl's Corp.	411,981	0.3
14,957	(2)	Live Nation Entertainment, Inc.	637,617	0.4
55,082	(2)	Michaels Cos, Inc.	1,011,306	0.7
446	(2)	NVR, Inc.	1,333,781	0.9
171,664		Office Depot, Inc.	405,127	0.3
42,481		Service Corp. International	1,558,628	1.0
19,125		TEGNA, Inc.	198,326	0.1
8,287		Thor Industries, Inc.	767,376	0.5
24,976		Tupperware Brands Corp.	1,052,988	0.7
			19,005,008	12.3

		Consumer Staples: 3.3%
5,842		Church & Dwight Co., Inc.	274,282	0.2
15,140		Energizer Holdings, Inc.	919,604	0.6
12,914		Flowers Foods, Inc.	262,154	0.2
14,448		Ingredion, Inc.	1,609,363	1.0
5,622		Nu Skin Enterprises, Inc.	460,385	0.3
11,494	(2)	Post Holdings, Inc.	883,544	0.6
14,840	(2)	United Natural Foods, Inc.	676,407	0.4
			5,085,739	3.3

		Energy: 5.6%
11,303	(2)	Apergy Corp.	488,176	0.3
23,928	(2)	Dril-Quip, Inc.	1,149,740	0.7
11,079		EQT Corp.	571,012	0.4
90,897	(2)	Gulfport Energy Corp.	1,009,866	0.7
14,316		HollyFrontier Corp.	1,104,909	0.7
54,645	(1),(2)	McDermott International, Inc.	1,187,436	0.8
22,462		PBF Energy, Inc.	1,059,757	0.7
65,387	(2)	QEP Resources, Inc.	790,529	0.5
208,738	(2)	Southwestern Energy Co.	987,331	0.6
15,671		World Fuel Services Corp.	327,210	0.2
			8,675,966	5.6
Shares			Value	Percentage of Net Assets
		Financials: 16.4%
2,575		Ameriprise Financial, Inc.	356,972	0.2
18,536		Bank of the Ozarks, Inc.	881,201	0.6
20,686		Cathay General Bancorp.	872,742	0.6
13,920		Chemical Financial Corp.	781,190	0.5
22,590		Citizens Financial Group, Inc.	922,802	0.6
11,125		Comerica, Inc.	1,048,976	0.7
26,524		East West Bancorp, Inc.	1,842,888	1.2
37,651		Federated Investors, Inc.	913,790	0.6
28,206		First American Financial Corp.	1,468,969	1.0
69,294		First Horizon National Corp.	1,284,711	0.8
162,634	(2)	Genworth Financial, Inc.	559,461	0.4
9,105		Hartford Financial Services Group, Inc.	476,465	0.3
3,803		International Bancshares Corp.	164,290	0.1
48,945		Keycorp	951,491	0.6
17,851		Lazard Ltd.	918,255	0.6
29,870		Legg Mason, Inc.	1,113,255	0.7
1,546		MarketAxess Holdings, Inc.	330,303	0.2
64,596		Old Republic International Corp.	1,355,224	0.9
9,079		Primerica, Inc.	892,920	0.6
14,380		Progressive Corp.	892,854	0.6
8,223		Reinsurance Group of America, Inc.	1,228,845	0.8
1,363	(2)	Signature Bank	173,769	0.1
33,619		Sterling Bancorp, Inc./DE	825,346	0.5
18,474		Stifel Financial Corp.	1,086,271	0.7
29,703		Synovus Financial Corp.	1,607,229	1.0
54,527		TCF Financial Corp.	1,434,605	0.9
9,969		Wintrust Financial Corp.	918,245	0.6
			25,303,069	16.4

		Health Care: 8.6%
809	(2)	Abiomed, Inc.	308,342	0.2
3,542		AmerisourceBergen Corp.	290,940	0.2
12,453	(2)	Charles River Laboratories International, Inc.	1,338,947	0.9
24,329		Encompass Health Corp.	1,575,303	1.0
61,060	(2)	Endo International PLC	384,067	0.2
12,836	(2)	Globus Medical, Inc.	713,040	0.5
14,287		Hill-Rom Holdings, Inc.	1,314,404	0.8
2,074	(2)	Idexx Laboratories, Inc.	431,827	0.3
20,968	(2)	Mallinckrodt PLC - W/I	353,311	0.2
13,492	(2)	Masimo Corp.	1,336,383	0.9
3,560	(2)	NuVasive, Inc.	182,486	0.1
27,485	(1)	Patterson Cos., Inc.	574,986	0.4
10,536		STERIS PLC	1,094,058	0.7
1,088		Teleflex, Inc.	290,670	0.2
4,403	(2)	United Therapeutics Corp.	469,272	0.3
9,094	(2)	WellCare Health Plans, Inc.	2,015,867	1.3

See Accompanying Notes to Financial Statements

Voya Mid Cap Research Enhanced Index Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
		Health Care: 8.6% (continued)
7,962		Zoetis, Inc.	666,419	0.4
			13,340,322	8.6

		Industrials: 14.8%
14,748		Brink's Co.	1,168,779	0.8
2,543		Carlisle Cos., Inc.	273,093	0.2
5,458	(2)	Copart, Inc.	299,262	0.2
11,993		Crane Co.	996,738	0.6
11,395		Curtiss-Wright Corp.	1,450,014	0.9
14,481		Deluxe Corp.	963,566	0.6
18,019		EMCOR Group, Inc.	1,368,183	0.9
9,373		EnerSys	748,996	0.5
10,322	(2)	Esterline Technologies Corp.	752,990	0.5
4,351	(2)	Genesee & Wyoming, Inc.	339,857	0.2
24,485	(2)	HD Supply Holdings, Inc.	997,274	0.6
26,639		Herman Miller, Inc.	872,427	0.6
13,828		IDEX Corp.	1,917,667	1.2
10,812		Ingersoll-Rand PLC - Class A	946,482	0.6
67,238	(2)	JetBlue Airways Corp.	1,270,126	0.8
3,709	(2)	KLX, Inc.	273,835	0.2
14,207		Manpowergroup, Inc.	1,278,630	0.8
22,645		Masco Corp.	843,979	0.6
15,276		Owens Corning, Inc.	965,749	0.6
97,325		Pitney Bowes, Inc.	866,193	0.6
16,602		Regal Beloit Corp.	1,319,029	0.9
5,064		Ryder System, Inc.	339,693	0.2
22,848		Timken Co.	1,080,710	0.7
26,076		Toro Co.	1,512,408	1.0
			22,845,680	14.8

		Information Technology: 16.5%
44,273	(2)	ARRIS International PLC	1,119,221	0.7
11,430		Belden, Inc.	631,622	0.4
10,793		Broadridge Financial Solutions, Inc. ADR	1,246,052	0.8
19,832	(2)	Cadence Design Systems, Inc.	841,868	0.5
18,965		CDK Global, Inc.	1,220,398	0.8
34,436		Convergys Corp.	814,067	0.5
7,629	(2)	Fair Isaac Corp.	1,403,965	0.9
30,735	(2)	Fortinet, Inc.	1,880,367	1.2
6,578		InterDigital, Inc.	518,675	0.3
11,678		j2 Global, Inc.	986,090	0.6
51,672		Jabil, Inc.	1,461,284	1.0
4,269		Lam Research Corp.	846,030	0.6
12,840		Leidos Holdings, Inc.	771,170	0.5
1,557		Littelfuse, Inc.	337,947	0.2
12,425		LogMeIn, Inc.	1,340,657	0.9
8,953	(2)	Manhattan Associates, Inc.	389,635	0.3
17,605		Maximus, Inc.	1,072,145	0.7
11,851		MKS Instruments, Inc.	1,329,682	0.9
5,064		Motorola Solutions, Inc.	543,570	0.4
32,937	(2)	NCR Corp.	991,404	0.6
26,960	(2)	Netscout Systems, Inc.	727,920	0.5
7,870	(2)	Tech Data Corp.	683,195	0.4
43,363		Teradyne, Inc.	1,643,891	1.1
13,676	(2)	Trimble, Inc.	452,129	0.3
24,375		Versum Materials, Inc.	974,269	0.6
55,628		Vishay Intertechnology, Inc.	1,179,314	0.8
			25,406,567	16.5
Shares			Value	Percentage of Net Assets
		Materials: 6.6%
14,516	(2)	Berry Plastics Group, Inc.	700,978	0.5
5,716		Cabot Corp.	344,389	0.2
30,289		Chemours Co.	1,483,858	1.0
3,200	(2),(3)	Gerber Scientific- Escrow	–	–
3,521		Greif, Inc. - Class A	205,310	0.1
10,568		Huntsman Corp.	337,859	0.2
46,330		Louisiana-Pacific Corp.	1,351,909	0.9
6,475		Minerals Technologies, Inc.	472,675	0.3
7,019		Packaging Corp. of America	824,732	0.5
15,332		PolyOne Corp.	642,717	0.4
40,749		Steel Dynamics, Inc.	2,014,223	1.3
55,456		Valvoline, Inc.	1,133,521	0.8
13,882		Worthington Industries, Inc.	665,642	0.4
			10,177,813	6.6

		Real Estate: 8.9%
38,486		CoreCivic, Inc.	828,219	0.5
4,841		Coresite Realty Corp.	513,921	0.3
124,623		Cousins Properties, Inc.	1,173,949	0.8
5,629		DCT Industrial Trust, Inc.	366,617	0.2
8,380		Equity Lifestyle Properties, Inc.	761,742	0.5
33,260		First Industrial Realty Trust, Inc.	1,095,252	0.7
17,113		Forest City Realty Trust, Inc.	348,592	0.2
32,131		Highwoods Properties, Inc.	1,536,826	1.0
37,174		Hospitality Properties Trust	1,076,187	0.7
21,955		Lamar Advertising Co.	1,519,725	1.0
27,864		Liberty Property Trust	1,231,867	0.8
23,038		PotlatchDeltic Corp.	1,163,419	0.8
5,262	(2)	SBA Communications Corp.	831,764	0.5
34,290		Tanger Factory Outlet Centers, Inc.	736,892	0.5
26,291		Urban Edge Properties	574,984	0.4
			13,759,956	8.9

		Telecommunication Services: 0.5%
30,748		Telephone & Data Systems, Inc.	785,611	0.5

		Utilities: 5.7%
12,749		AES Corp.	162,550	0.1
15,570		Ameren Corp.	921,588	0.6
6,935		Centerpoint Energy, Inc.	181,212	0.1
10,320		Hawaiian Electric Industries	354,286	0.2
11,148		Idacorp, Inc.	1,029,629	0.7
15,019		MDU Resources Group, Inc.	417,528	0.3
16,696		National Fuel Gas Co.	878,877	0.6
23,036		NorthWestern Corp.	1,255,001	0.8
12,673		Pinnacle West Capital Corp.	1,008,898	0.7
23,883		PNM Resources, Inc.	954,126	0.6

See Accompanying Notes to Financial Statements

Voya Mid Cap Research Enhanced Index Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2018 (continued)

Shares		Value	Percentage of Net Assets
	Utilities: 5.7% (continued)
31,092	UGI Corp.	1,569,213	1.0
		8,732,908	5.7

	Total Common Stock
	(Cost $136,889,888)	153,118,639	99.2

EXCHANGE-TRADED FUNDS: 0.5%
4,089	iShares S&P MidCap 400 Index Fund	796,415	0.5

	Total Exchange-Traded Funds
	(Cost $777,652)	796,415	0.5

	Total Long-Term Investments
	(Cost $137,667,540)	153,915,054	99.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.6%
	Securities Lending Collateral(4): 1.3%
997,337	Daiwa Capital Markets, Repurchase Agreement dated 05/31/18, 1.80%, due 06/01/18 (Repurchase Amount $997,386, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,017,284, due 06/15/18-12/01/51)	997,337	0.6
1,000,000	Nomura Securities, Repurchase Agreement dated 05/31/18, 1.80%, due 06/01/18 (Repurchase Amount $1,000,049, collateralized by various U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $1,020,001, due 06/01/18-04/20/68)	1,000,000	0.7
		1,997,337	1.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.3%
407,100	(5) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.640%
	(Cost $407,100)	407,100	0.3

	Total Short-Term Investments
	(Cost $2,404,437)	2,404,437	1.6
Shares		Value	Percentage of Net Assets

	Total Investments in Securities (Cost $140,071,977)	$156,319,491	101.3
	Liabilities in Excess of Other Assets	(2,055,146)	(1.3)
	Net Assets	$154,264,345	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(4)	Represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of May 31, 2018.

See Accompanying Notes to Financial Statements

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Series Fund, Inc.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: August 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: August 8, 2018

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: August 8, 2018